                                                 Registration No. 33-
                                          Investment Company Act No. 811-266


                    U.S. SECURITIES AND EXCHANGE COMMISSION,
                             Washington, D.C. 20549

                                    FORM N-2

|X|       REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933

|_|       Pre-Effective Amendment No. _______

|_|       Post-Effective Amendment No. ______

                                     and/or

|X|       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


|X|       Amendment No.  26

________________________________________________________________________________
Exact Name of Registrant as Specified in Charter:

TRI-CONTINENTAL CORPORATION

________________________________________________________________________________
Address of Principal Executive Offices (Number, Street, City, State, Zip Code):

100 Park Avenue, New York, New York  10017

________________________________________________________________________________
Registrant's Telephone Number, including Area Code:

(212) 850-1864 or (800) 221-2450

________________________________________________________________________________
Name and Address (Number, Street, City, State, Zip Code) of Agent for Service:

Frank J. Nasta, Esq., 100 Park Avenue, New York, New York  10017

________________________________________________________________________________
Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

________________________________________________________________________________
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check
the following box.                                                           |X|

        Calculation of Registration Fee Under the Securities Act of 1933

                                            Proposed Maximum         Proposed Maximum
Title of Securities    Amount Being          Offering Price             Aggregate             Amount of
 Being Registered       Registered              per Unit              Offering Price      Registration Fee


 Common Stock
  $.50 par value         1,800,000               $24.188                $43,538,400          $13,193.45


The Registration  Statement shall become effective  hereafter in accordance with
Section 8(a) of the Securities Act of 1933.

                           TRI-CONTINENTAL CORPORATION
                              CROSS REFERENCE SHEET
                             Pursuant to Rule 495(a)

Form N-2-Part A                                        Prospectus Caption
Item No.

 1.  Outside Front Cover                               Outside Front Cover of the Prospectus

 2.  Inside Front and Outside Back Cover Page          Inside   Front  and   Outside   Back  Cover  Page  of
                                                       Prospectus

 3.  Fee Table and Synopsis                            Summary of Corporation Expenses; Prospectus Summary

 4.  Financial Highlights                              Financial Highlights

 5.  Plan of Distribution                              Not Applicable

 6.  Selling Shareholders                              Not Applicable

 7.  Use of Proceeds                                   Description of Investment  Plans and Other Services -
                                                       Method of Purchase

 8.  General Description of the Registrant             Prospectus Summary;  The Corporation;  Investment and
                                                       Other   Policies;   Trading   and  Net  Asset   Value
                                                       Information  Concerning  Tri-Continental  Corporation
                                                       Common Stock

 9.  Management                                        Management  of  the   Corporation;   Description   of
                                                       Investment Plans and Other Services;  Back Cover Page
                                                       of Prospectus

10.  Capital Stock, Long-Term Debt, and Other          Description   of  Capital   Stock;   Description   of
     Securities                                        Warrants; Dividend Policy and  Taxes; Description  of
                                                       Investment Plans and  Other  Services; Capitalization
                                                       at March 31, 1996

11.  Defaults and Arrears on Senior Securities         Not Applicable

12.  Legal Proceedings                                 Not Applicable

13.  Table of Contents of the Statement                Table of Contents of the Statement of Additional
     of Additional Information                         Information

                           TRI-CONTINENTAL CORPORATION
                      CROSS REFERENCE SHEET (continued)
                             Pursuant to Rule 495(a)

Form N-2-Part B                                        Statement of Additional Information Caption
Item No.

14.  Cover Page                                        Cover Page of the Statement of Additional Information

15.  Table of Contents                                 Cover Page of the Statement of Additional Information

16.  General Information and History                   Appendix

17.  Investment Objectives and Policies                Additional Investment Objectives and Policies

18.  Management                                        Directors and Officers

19.  Control Persons and Principal Holders             Directors and Officers - Holdings of Preferred Stock,
     of Securities                                     Common Stock and Warrants

20.  Investment Advisory and Other Services            Directors   and  Officers  -  Holdings  of  Preferred
                                                       Stock,   Common  Stock  and   Warrants;   Management;
                                                       Experts;  Custodian,  Stockholder  Service  Agent and
                                                       Dividend Paying Agent

21.  Brokerage Allocation and Other Practices          Brokerage Commissions

22.  Tax Status                                        Additional Investment Objectives and Policies

23.  Financial Statements                              Incorporation of Financial Statements by Reference


                                   [LOGO]

                        AN INVESTMENT YOU CAN LIVE WITH

                                                                     May 1, 1997

                                100 Park Avenue
                               New York, NY 10017
                     New York City Telephone (212) 850-1864
     Toll-Free Telephone (800) 874-1092 -- all continental United States For Retirement Plan Information -- Toll-Free Telephone (800) 445-1777

     Tri-Continental Corporation (the 'Corporation') is a diversified, closed-end investment company -- a publicly traded investment fund. The Corporation's Common Stock is traded on the New York Stock Exchange under the symbol 'TY.'

     The Corporation invests primarily for the longer term, and over the years the Corporation's objective has been to produce future growth of both capital and income while providing reasonable current income. Common stocks have made up the bulk of investments. However, assets may be held in cash or invested in all types of securities. See 'Investment and Other Policies.' No assurance can be given that the Corporation's investment objective will be realized. The Corporation's Investment Manager is J. & W. Seligman & Co. Incorporated.

     This Prospectus applies to all shares of Common Stock purchased pursuant to the Corporation's various Investment Plans. See 'Description of Investment Plans and Other Services.' The shares of Common Stock covered by this Prospectus also may be issued from time to time by the Corporation in connection with the acquisition of the assets of personal holding companies, private investment companies or publicly-owned investment companies. See 'Issuance of Shares in Connection with Acquisitions.'

     This Prospectus sets forth concisely the information that a prospective investor should know about the Corporation before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Corporation, including a Statement of Additional Information (the 'SAI'), has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing or calling the Corporation at the address or telephone numbers listed above. The SAI is dated the same date as this Prospectus and is incorporated herein by reference in its entirety. The table of contents of the SAI appears on page 22 of this Prospectus. In addition, copies of the 1996 Annual Report to Stockholders of the Corporation (the '1996 Annual Report') will be furnished, without charge, to investors requesting copies of the SAI. The 1996 Annual Report contains financial statements of the Corporation for the year ended December 31, 1996 which are incorporated by reference into the SAI.

THESE SECURITIES HAVE NOT  BEEN APPROVED OR DISAPPROVED  BY THE SECURITIES  AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
   ACCURACY OR  ADEQUACY  OF THIS  PROSPECTUS.  ANY REPRESENTATION  TO  THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                    PAGE
                                                    ----
Summary of Corporation Expenses..................     2
Prospectus Summary...............................     3
Financial Highlights.............................     4
Capitalization at March 31, 1997.................     7
Trading and Net Asset Value Information
  Concerning Tri-Continental Corporation Common
  Stock..........................................     7
The Corporation..................................     8
Investment and Other Policies....................     8
Management of the Corporation....................    10
Description of Capital Stock.....................    13
Description of Warrants..........................    14
Computation of Net Asset Value...................    14
Dividend Policy and Taxes........................    15
Description of Investment Plans and Other
  Services.......................................    17
Issuance of Shares in Connection with
  Acquisitions...................................    21
Additional Information...........................    21
Table of Contents of the Statement of Additional
  Information....................................    22
Authorization Form for Automatic Dividend
  Investment and Cash Purchase Plan..............    23
Authorization Form for Automatic Check Service...    24

                        SUMMARY OF CORPORATION EXPENSES

     The following table illustrates the expenses and fees that the Corporation expects to incur and that stockholders can expect to bear.

STOCKHOLDER TRANSACTION EXPENSES
     Automatic Dividend Investment and Cash Purchase Plan Fees..........................    (1)
ANNUAL EXPENSES FOR 1996 (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE
  TO COMMON STOCK)
     Management Fees....................................................................    .41%
     Other Expenses.....................................................................    .21%
                                                                                           ----
          Total Annual Expenses.........................................................    .62%
                                                                                           ====

------------

(1) Stockholders participating in the Corporation's investment plans pay a maximum $2.00 fee per transaction. See 'Description of Investment Plans and Other Services -- Automatic Dividend Investment and Cash Purchase Plan' for a description of the investment plans and services.

     The purpose of the table above is to assist investors in understanding the various costs and expenses they will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see 'Management of the Corporation' and 'Description of Investment Plans and Other Services -- Automatic Dividend Investment and Cash Purchase Plan.'

     The following example illustrates the expenses an investor would pay on a $1,000 investment, assuming a 5% annual return:

                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                          ------    -------    -------    --------
Tri-Continental Corporation
  Common Stock.........................................     $6        $20        $35        $77

     The example does not represent actual or anticipated expenses, which may be greater or less than those shown. Moreover, the Corporation's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                               PROSPECTUS SUMMARY

     The following is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

     The Corporation is a Maryland corporation formed in 1929 by the consolidation of two predecessor corporations. It is registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as a diversified management investment company of the closed-end type. This Prospectus applies to shares of Common Stock of the Corporation. The Corporation invests primarily for the longer term and has no Charter restrictions with respect to such investments. Over the years the Corporation's objective has been to produce future growth of both capital and income while providing reasonable current income. See 'The Corporation.' There can be no assurance that this objective will be attained. While common stocks have made up the bulk of investments, assets may be held in cash or invested in all types of securities in whatever amounts or proportions J. & W. Seligman & Co. Incorporated (the 'Manager') believes best suited to current and anticipated economic and market conditions. These may include repurchase agreements, options, illiquid securities and securities of foreign issuers, each of which could involve certain risks. See 'Investment and Other Policies.' The Corporation's Common Stock is listed on the New York Stock Exchange under the symbol 'TY.' The average weekly trading volume on that and other exchanges during 1996 was 325,373 shares. The Corporation's Common Stock has historically been traded on the market at less than net asset value. As of March 31, 1997, the Corporation had 96,721,503 shares of Common Stock outstanding and net assets attributable to Common Stock of $2,865,939,795.

     The Manager manages the investment of the assets of the Corporation and administers its business and other affairs pursuant to a Management Agreement approved by the Board of Directors and the stockholders of the Corporation. The Manager also serves as manager of seventeen other investment companies which, together with the Corporation, make up the 'Seligman Group.' The aggregate assets of the Seligman Group at March 31, 1997 were approximately $14.2 billion. The Manager also provides investment management or advice to institutional accounts having a value at March 31, 1997 of approximately $4.2 billion. The Manager's fee is based in part on the average daily net assets of the Corporation. The management fee rate for 1996 was equivalent to .41% of the Corporation's average daily net assets. Seligman Henderson Co. acts as subadviser with respect to a portion of the Corporation's assets. See 'Management of the Corporation.'

     Shares of Common Stock covered by this Prospectus may be purchased from time to time by Seligman Data Corp., the Plan service agent for Automatic Dividend Investment and Cash Purchase Plans, Individual Retirement Account Trusts ('IRAs'), Retirement Plans for Self-Employed Individuals, Partnerships and Corporations, the J. & W. Seligman & Co. Incorporated Matched Accumulation Plan and the Seligman Data Corp. Employees' Thrift Plan (collectively, the 'Plans'), as directed by participants, and may be sold from time to time by the Plan service agent for participants in Automatic Cash Withdrawal Plans ('ACWP'). See 'Description of Investment Plans and Other Services -- Automatic Dividend Investment and Cash Purchase Plan' and ' -- Automatic Cash Withdrawal Plan.' Shares will be purchased for the Plans on the New York Stock Exchange or elsewhere when the market price of the Common Stock is equal to or less than its net asset value, and any brokerage commissions applicable to such purchases will be charged pro rata to the Plan participants. Shares will be purchased for the Plans from the Corporation at net asset value when the net asset value is lower than the market price, all as more fully described in this Prospectus.

                              FINANCIAL HIGHLIGHTS

     The Corporation's financial highlights for the years presented below have been audited by Deloitte & Touche LLP, independent auditors. This information which is derived from the financial and accounting records of the Corporation should be read in conjunction with the financial statements and notes contained in the 1996 Annual Report which may be obtained from the Corporation as provided on the cover page of this Prospectus.

     The per share operating performance data is designed to allow an investor to trace the operating performance, on a per Common share basis, from the Corporation's beginning net asset value to its ending net asset value so that investors may understand what effect the individual items have on their investment, assuming it was held throughout the year.

     Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount. The total investment return

                                          PER SHARE OPERATING PERFORMANCE, TOTAL
                                                    (FOR A SHARE OF COMMON STOCK

                                                                 ---------------------------------------
                                                                  1996       1995       1994       1993
                                                                 ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................     $27.58     $23.70     $27.49     $28.03
                                                                 ------     ------     ------     ------
Net investment income*......................................        .68        .74        .83        .83
Net realized and unrealized investment gain (loss)..........       4.84       6.14      (1.69)      1.46
Net realized and unrealized gain on foreign currency
  transactions..............................................       (.02)       .03        .02         --
                                                                 ------     ------     ------     ------
Increase (decrease) from investment operations..............       5.50       6.91       (.84)      2.29
Dividends paid on Preferred Stock...........................       (.02)      (.02)      (.03)      (.03)
Dividends paid on Common Stock..............................       (.66)      (.73)      (.79)      (.80)
Distribution from net gain realized.........................      (2.72)     (2.01)     (1.90)     (1.80)
Issuance of Common Stock in gain distributions..............       (.40)      (.27)      (.23)      (.19)
Issuance of Common Stock from exercise of Rights............         --         --         --         --
Rights offering costs.......................................         --         --         --         --
Issuance of Common Stock upon Warrant exercise**............         --         --         --       (.01)
                                                                 ------     ------     ------     ------
Net increase (decrease) in net asset value..................       1.70       3.88      (3.79)      (.54)
                                                                 ------     ------     ------     ------
Net asset value at end of year..............................     $29.28     $27.58     $23.70     $27.49
                                                                 ======     ======     ======     ======
Adjusted net asset value at end of year**...................     $29.22     $27.52     $23.65     $27.42
Market value, end of year...................................     $24.125    $22.625    $19.875    $23.75
TOTAL INVESTMENT RETURN FOR YEAR:
Based upon market value.....................................      21.98%     27.95%     (5.07)%     3.47%
Based upon net asset value..................................      21.45%     30.80%     (2.20)%     8.95%
RATIOS AND SUPPLEMENTAL DATA:***
Expenses to average net assets..............................        .62%       .63%       .64%       .66%
Net investment income to average net assets.................       2.27%      2.71%      3.08%      2.88%
Portfolio turnover rate.....................................      53.96%     62.28%     70.38%     69.24%
Average commission rate paid................................     $  .0478
Net investment assets, end of year (000s omitted):
    For Common Stock........................................  $2,835,026 $2,469,149 $1,994,098 $2,166,212
    For Preferred Stock.....................................      37,637     37,637     37,637     37,637
                                                              ---------- ---------- ---------- ----------
Total net investment assets.................................  $2,872,663 $2,506,786 $2,031,735 $2,203,849
                                                              ========== ========== ========== ==========



------------
  * Net investment income per share has been calculated by dividing the respective actual amounts for the year by average shares outstanding.

 ** Assumes the exercise of outstanding  warrants. Warrant exercise terms  were:
    December 29, 1986 to January 1, 1987 -- 6.98 shares at $3.22 per share, January 2, 1987 to December 29, 1987 -- 7.00 shares at $3.21 per share, December 30, 1987 to December 29, 1988 -- 7.83 shares at $2.87 per share, December 30, 1988 to December 29, 1989 -- 8.14 shares at $2.76 per share, December 30, 1989 to December 28, 1990 -- 8.81 shares at $2.55 per share, December 29, 1990 to December 27, 1991 -- 9.25 shares at $2.43 per share, December 28, 1991 to November 1, 1992 -- 9.69 shares at $2.32 per share, November 2, 1992 to December 28, 1992 -- 11.07 shares at $2.03 per share, December 29, 1992 to December 28, 1993 -- 11.29 shares at $1.99 per share, December 29, 1993 to December 21, 1994 -- 11.95 shares at $1.88 per share, December 22, 1994 to based on market value measures the Corporation's performance assuming investors purchased shares of the Corporation at the market value as of the beginning of the year, invested dividends and capital gains paid as provided for in the Corporation's Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value per share on the last day of the year. The computation does not reflect any sales commissions investors may incur in purchasing or selling shares of the Corporation. The total investment return based on net asset value is similarly computed except that the Corporation's net asset value is substituted for the corresponding market value.

     Average commission rate paid represents the average commission paid by the Corporation to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid.

INVESTMENT RETURNS, RATIOS AND SUPPLEMENTAL DATA
(OUTSTANDING THROUGHOUT EACH YEAR)

        YEAR ENDED DECEMBER 31,
        -------------------------------------------------------------------------------------------
         1992             1991             1990             1989             1988             1987
        ------           ------           ------           ------           ------           ------
        $18.57           $24.60           $27.44           $23.55           $23.94           $27.94
        ------           ------           ------           ------           ------           ------
           .81              .81              .81              .88              .84              .86
          1.19             5.79            (1.05)            6.78             1.01             (.03)

            --               --               --               --               --               --
        ------           ------           ------           ------           ------           ------
          2.00             6.60             (.24)            7.66             1.85              .83
          (.03)            (.03)            (.03)            (.04)            (.04)            (.04)
          (.78)            (.78)            (.86)            (.84)            (.81)            (.89)
          (.70)           (1.80)           (1.60)           (2.55)           (1.25)           (3.73)
          (.05)            (.02)            (.11)            (.33)            (.14)            (.16)
          (.97)              --               --               --               --               --
          (.01)              --               --               --               --               --
            --               --               --             (.01)              --             (.01)
        ------           ------           ------           ------           ------           ------
          (.54)           (3.97)           (2.84)            3.89             (.39)           (4.00)
        ------           ------           ------           ------           ------           ------
        $28.03           $28.57           $24.60           $27.44           $23.55           $23.94
        ======           ======           ======           ======           ======           ======
        $27.95           $28.48           $24.52           $27.35           $23.47           $23.86
        $25.50           $27.75           $21.375          $23.00           $19.25           $20.625

           .61%`D'        42.98%            3.46%           37.96%            3.02%          (12.27)%
          7.42%`D'        27.91%            (.20)%          34.54%            8.58%            3.30%

           .67%             .67%             .56%             .55%             .57%             .53%
          2.86%            2.90%            3.01%            3.19%            3.33%            2.66%
         44.35%           49.02%           41.23%           59.87%           67.39%           78.99%

    $2,088,102       $1,833,664       $1,500,281       $1,594,505       $1,263,848       $1,237,091
        37,637           37,637           37,637           37,637           37,637           37,637
    ----------       ----------       ----------       ----------       ----------       ----------
    $2,125,739       $1,871,301       $1,537,918       $1,632,142       $1,301,485       $1,274,728
    ==========       ==========       ==========       ==========       ==========       ==========


    December 27, 1995 -- 12.77 shares at $1.76 per share; December 28, 1995 to July 1, 1996 -- 13.54 shares at $1.66 per share; July 2 1996 to December 20, 1996 -- 13.79 shares at $1.63 per share; and subsequently, 14.69 shares at $1.53 per share.

  `D' The total investment returns for 1992 have been adjusted for the effect of the exercise of Rights (equivalent to approximately $0.97 per share), assuming full subscription by Common Stockholders.

*** The ratios of expenses to average net assets and net investment income to average net assets for all periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

SENIOR SECURITIES  --  $2.50 CUMULATIVE PREFERRED STOCK

     The following information is being presented with respect to the Corporation's $2.50 Cumulative Preferred Stock. The first column presents the number of preferred shares outstanding at the end of each of the periods presented. Asset Coverage represents the total amount of net assets of the Corporation in relation to each share of Preferred Stock outstanding as of the end of the respective periods. The involuntary liquidation preference is the amount each share of Cumulative Preferred Stock would be entitled to upon involuntary liquidation of these shares.

                                                                                        AVERAGE
                                                         YEAR-                           DAILY
                                                          END       INVOLUNTARY          MARKET
                                                         ASSET      LIQUIDATING        VALUE PER
                                       TOTAL SHARES    COVERAGE      PREFERENCE     SHARE (EXCLUDING
                YEAR                   OUTSTANDING     PER SHARE     PER SHARE        BANK LOANS)
------------------------------------   ------------    ---------    ------------    ----------------

1996................................      752,740       $ 3,816         $ 50             $34.28
1995................................      752,740         3,330           50              33.37
1994................................      752,740         2,699           50              34.12
1993................................      752,740         2,928           50              36.17
1992................................      752,740         2,824           50              34.97
1991................................      752,740         2,486           50              31.51
1990................................      752,740         2,043           50              28.62
1989................................      752,740         2,168           50              28.61
1988................................      752,740         1,729           50              28.49
1987................................      752,740         1,693           50              31.05

                        CAPITALIZATION AT MARCH 31, 1997

                                                                                                     AMOUNT HELD
                                                                                                          BY
                                                                                                      REGISTRANT
                                                                                                      OR FOR ITS
                       TITLE OF CLASS                            AUTHORIZED         OUTSTANDING        ACCOUNT
------------------------------------------------------------   ---------------    ---------------    ------------

$2.50 Cumulative Preferred Stock,
  $50 par value.............................................    1,000,000 shs.       752,740 shs.     - 0 -  shs.
Common Stock,
  $.50 par value............................................   99,000,000 shs.*   96,721,503 shs.     - 0 -  shs.
Warrants to purchase
  Common Stock..............................................       14,466 wts.        14,466 wts.     - 0 -  wts.

------------

* 212,506 shares of Common Stock were reserved for issuance upon the exercise of outstanding Warrants.

               TRADING AND NET ASSET VALUE INFORMATION CONCERNING
                    TRI-CONTINENTAL CORPORATION COMMON STOCK

     The following table shows the high and low sale prices of the Corporation's Common Stock on the composite tape for issues listed on the New York Stock Exchange, the high and low net asset value and the percentage discount or premium to net asset value per share for each calendar quarter since the beginning of 1995.

                                                                                                        DISCOUNT TO NET
                                             MARKET PRICE                  NET ASSET VALUE                ASSET VALUE
                                             -------------                 ----------------           --------------------
1995                                      HIGH           LOW               HIGH        LOW              HIGH        LOW
-----------------------------------   ------------   ------------          -----      -----           --------    --------

1st Q..............................   21 1/8         19 7/8                25.30      23.70           (16.50)%    (16.14)%
2nd Q..............................   23             20 7/8                27.31      25.29           (15.78)%    (17.46)%
3rd Q..............................   24             22 3/8                28.92      27.57           (17.01)%    (18.84)%
4th Q..............................   25             22 1/4                30.13      27.18           (17.03)%    (18.14)%


1996
-----------------------------------
1st Q..............................   24 1/2         22 5/8                29.58      27.32           (17.17)%    (17.19)%
2nd Q..............................   25 1/4         23 3/8                30.32      28.65           (16.72)%    (18.41)%
3rd Q..............................   25             22 1/4                30.07      27.75           (16.86)%    (19.82)%
4th Q..............................   27 1/8         23 1/2                32.17      28.65           (15.68)%    (17.98)%

1997
-----------------------------------
1st Q..............................   26 1/8         23 3/4                31.19      29.05           (16.24)%    (18.24)%

     The Corporation's Common Stock has historically been traded on the market at less than net asset value. The closing market price, net asset value and percentage discount to net asset value per share of the Corporation's Common Stock on March 31, 1997 were $24.50, $29.63 and (17.31)%, respectively.

                                THE CORPORATION

     The Corporation is a Maryland corporation formed on December 31, 1929, by the consolidation of two predecessor corporations. Since the date of its formation, it has been engaged in business as an investment company. It is registered under the 1940 Act as a diversified, management investment company of the closed-end type and is subject to applicable regulatory and other provisions of that Act. Such registration, of course, does not involve government supervision of management, investment policies or investment practices. As indicated by its financial statements incorporated by reference herein, the Corporation's principal assets, other than cash and receivables, are its portfolio of investment securities.

                         INVESTMENT AND OTHER POLICIES

     The Corporation invests primarily for the longer term and has no Charter restrictions with respect to such investments. Over the years, the Corporation's objective has been to produce future growth of both capital and income while providing reasonable current income. There can be no assurance that this objective will be attained in the future. While common stocks have made up the bulk of investments, assets may be held in cash or invested in all types of securities, that is, in bonds, debentures, notes, preferred and common stocks, rights and warrants (subject to limitations as set forth in the SAI), and other securities, in whatever amounts or proportions the Manager believes best suited to current and anticipated economic and market conditions.

     The management's present investment policies, in respect to which it has freedom of action, are:

          (1) it keeps investments in individual issuers within the limits permitted diversified companies under the 1940 Act (i.e., 75% of its total assets must be represented by cash items, government securities, securities of other investment companies, and securities of other issuers which, at the time of investment, do not exceed 5% of the Corporation's total assets at market value in the securities of any issuer and do not exceed 10% of the voting securities of any issuer);

          (2) it does not make investments with a view to exercising control or management except that it has an investment in Seligman Data Corp.;

          (3) it ordinarily does not invest in other investment companies, but it may purchase up to 3% of the voting securities of such investment companies, provided purchases of securities of a single investment company do not exceed in value 5% of the total assets of the Corporation and all investments in investment company securities do not exceed 10% of total assets; and

          (4) it has no fixed policy with respect to portfolio turnover and purchases and sales in the light of economic, market and investment considerations. The portfolio turnover rates for the ten fiscal years ended December 31, 1996 are shown under 'Financial Highlights.'

The foregoing objective and policies may be changed by management without stockholder approval, unless such a change would change the Corporation's status from a 'diversified' to a 'non-diversified' company under the 1940 Act.

     The Corporation's stated fundamental policies relating to the issuance of senior securities, the borrowing of money, the underwriting of securities of other issuers, the concentration of investments in a particular industry or groups of industries, the purchase or sale of real estate and real estate mortgage loans, the purchase or sale of commodities or commodity contracts, and the making of loans may not be changed without a vote of stockholders. A more detailed description of the Corporation's investment policies, including a list of those restrictions on the Corporation's investment activities which cannot be changed without such a vote, appears in the SAI. Within the limits of these fundamental policies, the management has reserved freedom of action.

     REPURCHASE AGREEMENTS: The Corporation may enter into repurchase agreements with respect to debt obligations which could otherwise be purchased by the Corporation. A repurchase agreement is an instrument under which the Corporation may acquire an underlying debt instrument and simultaneously obtain the commitment of the seller (a commercial bank or a broker or dealer) to repurchase the security at an agreed upon price and date within a number of days (usually not more than seven days from the date of purchase). The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Corporation will make payment for such securities only upon physical delivery or evidence of book transfer to the account of the Corporation's custodian. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Corporation's ability to dispose of the underlying securities. The Corporation did not enter into repurchase agreements in 1996.

     ILLIQUID SECURITIES: The Corporation may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (the '1933 Act')) and other securities that are not readily marketable. The Corporation may purchase restricted securities that can be offered and sold to 'qualified institutional buyers' under the Rule 144A of the 1933 Act, and the Manager, acting pursuant to procedures approved by the Corporation's Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the Manager will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Corporation, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

     FOREIGN SECURITIES: The Corporation may invest in commercial paper and certificates of deposit issued by foreign banks and may invest in other securities of foreign issuers directly or through American Depositary Receipts ('ADRs'), American Depositary Shares ('ADSs'), European Depositary Receipts ('EDRs') or Global Depositary Receipts ('GDRs') (collectively, 'Depositary Receipts'). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers. ADRs and ADSs are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs and ADSs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in dollars at a price that generally reflects the dollar equivalent of the home country share price. EDRs and GDRs are typically issued by foreign banks or trust companies traded in Europe. Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of securities represented by unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, the import of such information may not be reflected in the market value of such receipts. The Corporation may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through Depositary Receipts or to commercial paper and certificates of deposit issued by foreign banks.

     Seligman Henderson Co. (the 'Subadviser') is responsible for investing all or a portion of the Corporation's investments in foreign investments and ADRs, ADSs, EDRs and GDRs, see 'Management of the Corporation.'

     LEVERAGE: Senior securities issued or money borrowed to raise funds for investment have a prior fixed dollar claim on the Corporation's assets and income. Any gain in the value of securities purchased or in income received in excess of the cost of the amount borrowed or interest or dividends payable causes the net asset value of the Corporation's Common Stock or the income available to it to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased or income received on them to below the asset or income claims of the senior securities or borrowed money causes the net asset value of the Common Stock or income available to it to decline more sharply than would be the case if there were no prior claim. Funds obtained through senior securities or borrowings thus create investment opportunity, but they also increase exposure to risk. This influence ordinarily is called 'leverage.' As of March 31, 1997, the only senior securities of the Corporation outstanding were 752,740 shares of its $2.50 Cumulative Preferred Stock, $50 par value. The Corporation's portfolio requires an annual return of 0.07% in order to cover dividend payments on the Preferred Stock. The following table illustrates the effect of leverage relating to presently outstanding Preferred Stock on the return available to a holder of the Corporation's Common Stock.


Assumed return on portfolio (net of
  expenses)..................................          - 10%          - 5%            0%            5%            10%
Corresponding return to common stockholder...       - 10.20%         5.13%       - 0.07%         5.00%         10.07%

     The purpose of the table above is to assist an investor in understanding the effects of leverage. The percentages appearing in the table do not represent actual or anticipated returns, which may be greater or less than those shown.

                         MANAGEMENT OF THE CORPORATION

     THE MANAGER: In accordance with the applicable laws of the State of Maryland, the Board of Directors provides broad supervision over the affairs of the Corporation. Pursuant to a Management Agreement approved by the Board and the stockholders, the Manager manages the investment of the assets of the Corporation and administers its business and other affairs. In that connection, the Manager makes purchases and sales of portfolio securities consistent with the Corporation's investment objectives and policies.

     The Manager also serves as manager of seventeen other investment companies which, together with the Corporation, make up the 'Seligman Group.' These other companies are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc. and Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., and Seligman Value Fund Series, Inc. The address of the Manager is 100 Park Avenue, New York, NY 10017.

     As compensation for the services performed and the facilities and personnel provided by the Manager, the Corporation pays to the Manager promptly after the end of each month a fee, calculated on each day during such month, equal to the Applicable Percentage of the daily net assets of the Corporation at the close of business on the previous business day. The term 'Applicable Percentage' means the amount (expressed as a percentage and rounded to the nearest one millionth of one percent) obtained by dividing (i) the Fee Amount by (ii) the Fee Base. The term 'Fee Amount' means the sum on an annual basis of:

                     .45 of 1% of the first $4 billion of Fee Base
                     .425 of 1% of the next $2 billion of Fee Base
                     .40 of 1% of the next $2 billion of Fee Base, and .375 of 1% of the Fee Base in excess of $8 billion.

The term 'Fee Base' as of any day means the sum of the net assets at the close of business on the previous day of each of the investment companies registered under the 1940 Act for which the Manager or any affiliated company acts as investment adviser or manager (including the Corporation).

     Charles C. Smith, Jr., a Managing Director of the Manager since January 1, 1994, has been Portfolio Manager for the Corporation since January 1, 1995. Mr. Smith is also Vice President and Portfolio Manager of Seligman Common Stock Fund, Inc. and Seligman Income Fund, Inc., and Vice President of Seligman Portfolios, Inc. ('SPI') and Portfolio Manager of SPI's Seligman Common Stock Portfolio and Seligman Income Portfolio. Mr. Smith joined the Manager in 1985 as Vice President, Investment Officer and was promoted to Senior Vice President, Senior Investment Officer in August 1992, and to Managing Director in January 1994.

     Odette S. Galli, Vice President of the Manager, has served as Co-Portfolio Manager of the Corporation since October 1996. She is also Co-Portfolio Manager of Seligman Common Stock Fund, Inc. and Seligman Common Stock Portfolio of Seligman Portfolios, Inc. Ms. Galli joined the Manager in 1993 as Vice President, Investment Officer.

     The Corporation pays all its expenses other than those assumed by the Manager, including brokerage commissions, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates, expenses of printing and distributing prospectuses, expenses of printing and distributing reports, notices and proxy materials to stockholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of stockholders' meetings, expenses of corporate data processing and related services, stockholder record keeping and stockholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Corporation not employed by the Manager or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

     The Management Agreement provides that it will continue in effect until December 29 of each year if such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Corporation and by a vote of a majority of Directors who are not parties to the Management Agreement or interested persons of any such party) and if the Manager shall not have notified the Corporation at least 60 days prior to December 29 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Corporation, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment.

     THE SUBADVISER: Seligman Henderson Co. acts as Subadviser to the Corporation with respect to all or a portion of the Corporation's investments in foreign securities and Depositary Receipts ('Qualifying Assets'). The Corporation has a non-fundamental policy in which it may invest up to 10% of its total assets in foreign securities, in addition to Depositary Receipts. The Subadviser serves the Corporation pursuant to a Subadvisory Agreement between the Manager and the Subadviser (the 'Subadvisory Agreement'), dated June 1, 1994. The Subadvisory Agreement provides that the Subadviser provides investment management services with respect to the Qualifying Assets, including investment research, advice and supervision, determines which securities will be purchased or sold, makes purchases and sales on behalf of the Corporation and determines how voting and other rights with respect to securities shall be exercised, subject in each case to the control of the Board of Directors and in accordance with the Corporation's investment objectives, policies and principles.

     As compensation for the services performed and the facilities and personnel provided by the Subadviser, the Manager pays to the Subadviser a fee, equal to the Applicable Percentage (as defined above) of the average monthly Net Qualifying Assets of the Corporation. For this purpose, the term 'Net Qualifying Assets' means the assets designated by the Manager for which the Subadviser provides investment management services less any related liabilities as designated by the Manager.

     Average monthly Net Qualifying Assets are determined, for any month, by taking the average of the value of the Net Qualifying Assets as of the (i) opening of business on the first day of such month and (ii) close of business on the last day of such month. At December 31, 1996, Net Qualifying Assets were $315.7 million.

     The Subadviser was founded in 1991 as a joint venture between the Manager and Henderson International, Inc., a controlled affiliate of Henderson plc. The Subadviser, headquartered in New York, was created to provide international and global investment advice to institutional and individual investors and investment companies. The Subadviser currently serves as subadviser to Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman Income Fund, Inc., the Seligman Henderson International Portfolio, Seligman Henderson Global Growth Opportunities Portfolio, Seligman Henderson Global Smaller Companies Portfolio and Seligman Henderson Global Technology Portfolio of Seligman Portfolios, Inc. and Seligman Value Fund Series, Inc. The address of Seligman Henderson Co. is 100 Park Avenue, New York, NY 10017.

     The Subadviser's Global Policy Group has overall responsibility for directing and overseeing all aspects of foreign investment activity for the Corporation and provides global investment policy, including country weightings, asset allocations and industry sector guidelines, as appropriate. Mr. Iain C.

Clark, a Managing Director and Chief Investment Officer of the Subadviser, is responsible for the day-to-day foreign investment activity of the Corporation. Mr. Clark, who joined the Subadviser in 1992, has been a Director of Henderson plc since 1985.

                          DESCRIPTION OF CAPITAL STOCK

     (a) DIVIDEND RIGHTS: Common Stockholders are entitled to receive dividends only if and to the extent declared by the Board of Directors and only after (i) such provisions have been made for working capital and for reserves as the Board may deem advisable, (ii) full cumulative dividends at the rate of $.625 per share per quarterly dividend period have been paid on the Preferred Stock for all past quarterly periods and have been provided for the current quarterly period, and (iii) such provisions have been made for the purchase or for the redemption (at a price of $55 per share) of the Preferred Stock as the Board may deem advisable. In any event, no dividend may be declared upon the Common Stock unless, at the time of such declaration, the net assets of the Corporation, after deducting the amount of such dividend and the amount of all unpaid dividends declared on the Preferred Stock, shall be at least equal to $100 per outstanding share of Preferred Stock. The equivalent figure was $3,857.34 at March 31, 1997.

     (b) VOTING RIGHTS: The Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a designated portion of all the shares or of the shares of each class, such action shall be effective if taken or authorized by the affirmative vote of a majority of the aggregate number of the votes entitled to vote thereon, except that a class vote of Preferred Stockholders is also required to approve certain actions adversely affecting their rights. Any change in the Corporation's fundamental policies may also be authorized by the vote of 67% of the votes present at a meeting if the holders of a majority of the aggregate number of votes entitled to vote are present or represented by proxy.

     Consistent with the requirements of Maryland law, the Corporation's Charter provides that the affirmative vote of two-thirds of the aggregate number of votes entitled to be cast thereon shall be necessary to authorize any of the following actions: (i) the dissolution of the Corporation; (ii) a merger or consolidation of the Corporation (in which the Corporation is not the surviving corporation) with (a) an open-end investment company or (b) a closed-end investment company, unless such closed-end investment company's Articles of Incorporation require a two-thirds or greater proportion of the votes entitled to be cast by such company's stock to approve the types of transactions covered by clauses (i) through (iv) of this paragraph; (iii) the sale of all or substantially all of the assets of the Corporation to any person (as such term is defined in the 1940 Act); or (iv) any amendment of the Charter of this Corporation which makes any class of the Corporation's stock a redeemable security (as such term is defined in the 1940 Act) or reduces the two-thirds vote required to authorize the actions listed in this paragraph. This could have the effect of delaying, deferring or preventing changes in control of the Corporation.

     (c) LIQUIDATION RIGHTS: In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment to the Preferred Stockholders of an amount equal to $50 per share plus dividends accrued or in arrears, the Common Stockholders are entitled, to the exclusion of the Preferred Stockholders, to share ratably in all the remaining assets of the Corporation available for distribution to stockholders.

     (d) OTHER PROVISIONS: Common Stockholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. The Corporation's Board of Directors (other than any directors who may be elected to represent Preferred Stockholders as described above) are classified as nearly as possible into three equal classes with a maximum three year term so that the term of one class of directors expires annually. Such classification provides continuity of experience and stability of management while providing for the election of a portion of the Board of Directors each year. Such classification could have the effect of delaying, deferring or preventing changes in control of the Corporation.

     The Board of Directors may classify or reclassify any unissued stock of any class with or without par value (including Preferred Stock and Common Stock) into one or more classes of preference stock on a parity with, but not having preference or priority over, the Preferred Stock by fixing or altering before the issuance thereof the designations, preferences, voting powers, restrictions and qualifications of, the fixed annual dividends on, the times and prices of redemption, the terms of conversion, the number and/or par value of the shares and other provisions of such stock to the full extent permitted by the laws of Maryland and the Corporation's Charter. Stockholder approval of such action is not required.

                            DESCRIPTION OF WARRANTS

     The Corporation's Charter and Warrant certificates provide that each Warrant represents the right during an unlimited time to purchase one share of Common Stock at a price of $22.48 per share, subject to increase in the number of shares purchasable and adjustment of the price payable pursuant to provisions of the Charter requiring such adjustments whenever the Corporation issues any shares of Common Stock at a price less than the Warrant purchase price in effect immediately prior to issue. Each Warrant presently entitles the holder to purchase 14.69 shares of Common Stock at $1.53 per share. There were 14,466 Warrants outstanding at March 31, 1997. Fractional shares of Common Stock are not issued upon the exercise of Warrants. In lieu thereof, the Corporation issues scrip certificates representing corresponding fractions of the right to receive a full share of Common Stock if exchanged by the end of the second calendar year following issuance or of the proceeds of the sale of a full share if surrendered during the next four years thereafter.

                         COMPUTATION OF NET ASSET VALUE

     Net asset value per share of Common Stock is determined by dividing the current value of the assets of the Corporation less its liabilities and the prior claim of the Preferred Stock by the total number of shares of Common Stock outstanding. Securities owned by the Corporation for which market quotations are readily available are valued at current market value or, in their absence, fair value determined in accordance with procedures approved by the Board of Directors at current market value. Securities traded on national exchanges are valued at the last sales prices, or in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost if their original maturity was 60 days or less. Short-term holdings with more than 60 days remaining to maturity will be valued at current market value until the 61st day prior to maturity, and will then be valued on an amortized cost basis based on the value of such date unless the Board determines that this amortized cost value does not represent fair market value.

     All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars by a pricing service based upon the mean of the bid and asked prices of such currencies against the U.S. dollar quoted by a major bank which is a regular participant in the institutional foreign exchange markets.

     Net asset value of the Common Stock is determined daily as of the close of the New York Stock Exchange (normally, 4:00 p.m. Eastern time) each day the New York Stock Exchange is open for trading.

                           DIVIDEND POLICY AND TAXES

     DIVIDENDS: Dividends are paid quarterly on the Preferred Stock and on the Common Stock in amounts representing substantially all of the net investment income earned each year. Payments on the Preferred Stock are in a fixed amount, but payments on the Common Stock vary in amount, depending on investment income received and expenses of operation. Substantially all of any taxable net gain realized on investments is paid to Common Stockholders at least annually in accordance with requirements under the Internal Revenue Code of 1986, as amended ('the Code'), and other applicable statutory and regulatory requirements. Unless Seligman Data Corp. is otherwise instructed by a Common Stockholder, dividends on the Common Stock are paid in cash and capital gain distributions are paid in book shares of Common Stock which are entered in a stockholder's Tri-Continental account as 'book credits.' Long-term gain distributions ordinarily are paid in shares of Common Stock, or, at the stockholder's option, 75% in book shares and 25% in cash, or, in the alternative, 100% in cash. Shares distributed in payment of gain distributions are valued at market price or at net asset value, whichever is lower, on the valuation date. Dividends and capital gain distributions will generally be taxable to stockholders in the year in which they are declared by the Corporation if paid before February 1 of the following year. Distributions or dividends received by a stockholder will have the effect of reducing the net asset value of the shares of the Corporation by the amount of such distributions. If the net asset value of shares is reduced below a stockholder's cost by a distribution, the distribution will be taxable as described below even though it is in effect a return of capital.

     TAXES: The Corporation intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Corporation will generally be exempt from federal income taxes on net investment income and capital gains that it distributes to stockholders provided that at least 90% of its investment income and net short-term capital gains are distributed to stockholders each year.

     Dividends on Common or Preferred Stock representing net investment income and distributions of net short-term capital gains are taxable to stockholders as ordinary income, whether received in cash or invested in additional shares and, to the extent designated as derived from the Corporation's dividend income that would be eligible for the dividends received deduction if the Corporation were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations. Distributions of net capital gain (i.e., the excess of net long-term capital gains over any net short-term capital losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long shares have been held by the stockholders, but such distributions are not eligible for the dividends received deduction allowed to corporate stockholders. Individual stockholders will be subject to federal income tax on net capital gains at a maximum rate of 28%. Net capital gain of a corporate stockholder is taxed at the same rate as ordinary income. Assuming current investment policies remain in effect, taxable income derived from the holding, sale or exchange of Common or Preferred Stock of the Corporation will not be adjusted or increased in calculating the alternative minimum taxable income derived from such holding, sale or exchange.

     Any gain or loss realized upon a sale or redemption of Common or Preferred Stock by a stockholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. No loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through the Automatic Dividend Investment and Cash Purchase Plan), or enters into a contract or option to acquire, securities that are substantially identical to the shares of the Fund.

     The Corporation will generally be subject to an excise tax of 4% on the amount by which distributions to stockholders fall short of certain required levels, such that income or gain is not taxable to stockholders in the calendar year in which it was earned by the Corporation. Furthermore, dividends declared in October, November or December payable to stockholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Corporation and received by each stockholder in December. Under this rule, therefore, stockholders may be taxed in one year on dividends or distributions actually received in January of the following year.

     The tax treatment of the Corporation and of stockholders under the tax laws of the various states may differ from the federal tax treatment. Stockholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

     THE CORPORATION IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY 31% OF TAXABLE DIVIDENDS AND OTHER REPORTABLE PAYMENTS PAID ON AN ACCOUNT IF THE HOLDER OF THE ACCOUNT PROVIDES THE CORPORATION WITH EITHER AN INCORRECT TAXPAYER IDENTIFICATION NUMBER OR NO NUMBER AT ALL OR FAILS TO CERTIFY THAT THE STOCKHOLDER IS NOT SUBJECT TO SUCH WITHHOLDING. STOCKHOLDERS SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, THE CORPORATION MAY BE FINED $50 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. THE CORPORATION MAY CHARGE A SERVICE FEE OF UP TO $50 FOR ACCOUNTS NOT HAVING A CERTIFIED TAXPAYER IDENTIFICATION NUMBER. CERTIFICATES WILL NOT BE ISSUED UNLESS AN ACCOUNT IS CERTIFIED.

               DESCRIPTION OF INVESTMENT PLANS AND OTHER SERVICES

AUTOMATIC DIVIDEND INVESTMENT AND CASH PURCHASE PLAN

     The Automatic Dividend Investment and Cash Purchase Plan is available for any Common stockholder who wishes to purchase additional shares of the Corporation's Common Stock with dividends or other cash payments on shares owned, with cash dividends paid by other corporations in which is owned stock or with cash funds. Details of the services offered under the Plan are given in the Authorization Form appearing in this Prospectus. Under the Plan, stockholders appoint the Corporation as their purchase agent to receive or invest such dividends and cash funds forwarded by stockholders for their accounts in additional shares of the Corporation's Common Stock (after deducting a service charge), as described under 'Method of Purchase' below. Funds forwarded by stockholders under the Plan should be made payable to Tri-Continental Corporation and mailed to Tri-Continental Corporation, P.O. Box 3947, New York, NY 10008-3947. Checks for investment must be in U.S. dollars drawn on a domestic bank. Credit card convenience checks and third party checks, i.e., checks made payable to a party other than Tri-Continental Corporation may not be used to purchase shares under this Plan. Stockholders should direct all correspondence concerning the Plan to Seligman Data Corp., 100 Park Avenue, New York, NY 10017. At present, a service fee of up to a maximum of $2.00 will be charged for each cash purchase transaction. There is no charge for Automatic Dividend Investment. As of March 31, 1997, 25,114 stockholders, owning 29,836,670 shares of Common Stock, were using the Plan. A stockholder may choose one or more of the services under the Plan and is free to change his choices (or terminate his participation) at any time by notifying Seligman Data Corp. in writing. The Plan may be amended or terminated by written notice to Planholders.

AUTOMATIC CHECK SERVICE

     The Automatic Check Service enables an Automatic Dividend Investment and Cash Purchase Planholder to authorize checks to be drawn on the stockholder's regular checking account at regular intervals for fixed amounts to be invested in additional shares of Common Stock for their account. An Authorization Form to be used to start the Automatic Check Service is included in this Prospectus.

SHARE KEEPING SERVICE

     Any stockholder may send certificates for shares of the Corporation's Common Stock to Seligman Data Corp. to be placed in the stockholder's account. Certificates should be sent to Seligman Data Corp., 100 Park Avenue, New York, NY 10017, with a letter requesting that they be placed in the account. The stockholder should not sign the certificates and they should be sent by registered mail. When a stockholder's certificates are received, the shares will be entered in the stockholder's Tri-Continental account as 'book credits' and shown on the Statement of Account the stockholder receives from Seligman Data Corp. Stockholders using the Share Keeping Service should keep in mind that they must have a stock certificate for delivery to a broker if they wish to sell shares. A certificate will be issued on the stockholder's written request to Seligman Data Corp., usually within two business days of the receipt of the request, and sent to the stockholder. The time it takes for a letter of request to arrive and for a certificate to be delivered by mail should be taken into consideration by stockholders who may choose to use this service.

TAX-DEFERRED RETIREMENT PLANS

     Shares of the Corporation may be purchased for:

           -- Individual Retirement Accounts (IRAs);

           -- Savings Incentive Match Plans for Employees (SIMPLE IRAs);

           -- Simplified Employee Pension Plans (SEPs);

           -- Section 401(k) Plans for corporations and their employees; and

           -- Money   Purchase  Pension  and  Profit   Sharing  Plans  for  sole
              proprietorships, partnerships and corporations.

     These types of plans may be established only upon receipt of a written application form. For more information, write Pension Plan Services, Seligman Data Corp., 100 Park Avenue, New York, NY 10017. You may telephone toll-free by dialing (800) 445-1777 from all continental United States.

     Investors Fiduciary Trust Company ('IFTC') acts as trustee and custodian and performs other related services with respect to the Plans.

J. & W. SELIGMAN & CO. INCORPORATED MATCHED ACCUMULATION PLAN

     The Manager has a Matched Accumulation Plan ('Profit-Sharing Plan') which provides that, through payroll deductions which may be combined with matching contributions and through any profit sharing distribution made by the Manager to the Profit-Sharing Plan, eligible employees of the Manager, Seligman Financial Services, Inc. and Seligman Services, Inc. may designate that the payroll deductions and contributions made by the Manager and invested by the Plan trustee, be invested in certain investment companies for which the Manager serves as investment adviser. One such fund consists of Common Stock of the Corporation purchased by the trustee as described under 'Method of Purchase.'

SELIGMAN DATA CORP. EMPLOYEES' THRIFT PLAN

     Seligman Data Corp. has an Employees' Thrift Plan ('Thrift Plan') which provides a systematic means by which savings, through payroll deductions, of eligible employees of Seligman Data Corp. may be combined with matching contributions made by the company and invested by the Plan trustee, in certain investment companies for which the Manager serves as investment adviser, as designated by the employee. One such fund consists of Common Stock of the Corporation purchased by the trustee as described under 'Method of Purchase.'

METHOD OF PURCHASE

     Purchases will be made by the Corporation from time to time on the New York Stock Exchange or elsewhere to satisfy dividend and cash purchase investments under the Automatic Dividend Investment and Cash Purchase Plan, tax-deferred retirement plans, and the investment plans noted above. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the Common Stock on the New York Stock Exchange on the preceding trading day was higher than the net asset value per share (without adjustment for the exercise of Warrants remaining outstanding). If on the dividend payable date or the date shares are issuable to stockholders making Cash Purchase investments under the Plan (the 'Issuance Date'), shares previously purchased by the

Corporation are insufficient to satisfy dividend or Cash Purchase investments and on the last trading day immediately preceding the dividend payable date or the Issuance Date the closing sale or bid price of the Common Stock is lower than or the same as the net asset value per share, the Corporation will continue to purchase shares until a number of shares sufficient to cover all investments by stockholders has been purchased or the closing sale or bid price of the Common Stock becomes higher than the net asset value, in which case the Corporation will issue the necessary additional shares. If on the last trading date immediately preceding the dividend payable date or Issuance Date, the closing sale or bid price of the Common Stock was higher than the net asset value per share, and if shares of the Common Stock previously purchased on the New York Stock Exchange or elsewhere are insufficient to satisfy dividend or Cash Purchase investments, the Corporation will issue the necessary additional shares from authorized but unissued shares of the Common Stock.

     Shares will be issued on the dividend payable date or the Issuance Date at a price equal to the lower of (i) the closing sale or bid price, plus commission, of the Common Stock on the New York Stock Exchange on the ex-dividend date or Issuance Date or (ii) the greater of the net asset value per share of the Common Stock on such trading day (without adjustment for the exercise of Warrants remaining outstanding) and 95% of the closing sale or bid price of the Common Stock on the New York Stock Exchange on such trading day. In the past, the Common Stock ordinarily has been priced in the market at less than net asset value per share. The Corporation may change the price at which shares of its Common Stock may be purchased from it for the Plans, if the Board of Directors determines it to be desirable, but the Board may not authorize the issuance of shares of Common Stock at a price less than net asset value without prior specific approval of stockholders or of the Securities and Exchange Commission.

     The net proceeds to the Corporation from the sale of any shares of Common Stock to the Plan will be added to its general funds and will be available for additional investments and general corporate purposes. The Manager anticipates that investment of any proceeds, in accordance with the Corporation's investment objective and policies, will take up to thirty days from their receipt by the Corporation, depending on market conditions and the availability of appropriate securities, but in no event will such investment take longer than six months. Pending such investment in accordance with the Corporation's objectives and policies, the proceeds will be held in U.S. Government Securities (which term includes obligations of the United States Government, its agencies or instrumentalities) and other short-term money market instruments.

     Stockholders participating in the Automatic Dividend Investment and Cash Purchase Plan who wish to terminate their participation in the Plan and whose shares are held under the Plan in book credit form may choose to receive a certificate for all or a part of their shares or to have all or a part of their shares sold for them by the Corporation and to retain unsold shares in book credit form or receive a certificate for any shares not sold. Instructions must be signed by all registered stockholders and should be sent to Seligman Data Corp., 100 Park Avenue, New York, NY 10017. Stockholders who elect to have shares sold will receive the proceeds from the sale, less any brokerage commissions. Only participants whose shares are held in book credit form may elect upon termination of their participation in the Plan to have shares sold in the above manner. Whenever the value of the shares being sold is $50,000 or more, or the proceeds are to be paid or mailed to an address or payee different from that on our records, the signature of all stockholders must be guaranteed by an eligible financial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion

Program (STAMP), the Stock Exchanges Medallion Program ('SEMP') and the New York Stock Exchange Medallion Signature Program ('MSP'). Notarization by a notary public is not an acceptable signature guarantee. The Corporation reserves the right to reject a signature guarantee where it is believed that the Corporation will be placed at risk by accepting such guarantee.

AUTOMATIC CASH WITHDRAWAL PLAN

     This Plan is available for stockholders who wish to receive fixed payments from their investment in the Common Stock in any amount at specified regular intervals. A Plan may be started with shares of the Corporation's Common Stock with a market value of $5,000 or more. Shares must be held in the stockholder's account as book credits. Seligman Data Corp. acts for stockholders, makes payments to them in specified amounts on the 15th day of each month designated, and maintains their accounts. There is a charge by the agent of $1.00 per withdrawal payment for this service, which charge may be changed from time to time.

     Payments under the Withdrawal Plan will be made by selling exactly enough full and fractional shares of Common Stock to cover the amount of the designated withdrawal. Sales may be made on the New York Stock Exchange, to the agent or a trustee for one of the other Plans, or elsewhere. Payments from sales of shares will reduce the amount of capital at work and dividend earning ability, and ultimately may liquidate the investment. Sales of shares may result in gain or loss for income tax purposes. Withdrawals under this Plan or any similar Plan of any other investment company, concurrent with purchases of shares of the Common Stock or of shares of any other investment company, will ordinarily be disadvantageous to the Planholder because of the payment of duplicative commission or sales loads.

STOCKHOLDER INFORMATION

     Seligman Data Corp. maintains books and records for all of the Plans, and confirms transactions to Stockholders. To insure prompt delivery of checks, account statements and other information, Stockholders should notify Seligman Data Corp. immediately, in writing, of any address changes. Stockholders will be sent reports quarterly regarding the Corporation. General information about the Corporation, may be requested by writing the Corporate Communications/Investor Relations Department, J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017 or by telephoning the Corporate Communications/Investor Relations Department toll-free at (800) 221-7844 from all continental United States, except New York or (212) 850-1864 in New York State and in the greater New York City area. Information about a Stockholder account (other than a retirement plan account), may be requested by writing Stockholder Services, Seligman Data Corp., at the same address or by toll-free telephone by dialing (800) 874-1092 from all continental United States or 212-682-7600 outside the continental United States. For information about a retirement account, call Pension Plan Services toll-free at (800) 445-1777 or write Pension Plan Services, Seligman Data Corp. at the above address. Seligman Data Corp. may be telephoned Monday through Friday (except holidays) between the hours of 8:30 a.m. and 6:00 p.m. Eastern time, and calls will be answered by a service representative.

     24-HOUR TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 (WITHIN THE CONTINENTAL UNITED STATES) ON A TOUCHTONE PHONE, WHICH PROVIDES INSTANT ACCESS TO PRICE, ACCOUNT BALANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, ACCOUNT STATEMENTS AND FORM 1099-DIV MAY BE ORDERED.

               ISSUANCE OF SHARES IN CONNECTION WITH ACQUISITIONS

     The Corporation may issue shares of its Common Stock in exchange for the assets of another investing company in transactions in which the number of shares of Common Stock of the Corporation to be delivered will be generally determined by dividing the current value of the seller's assets by the current per share net asset value or market price on the New York Stock Exchange of the Common Stock of the Corporation, or by an intermediate amount. In such acquisitions, the number of shares of the Corporation's Common Stock to be issued will not be determined on the basis of the market price of such Common Stock if such price is lower than its net asset value per share, except pursuant to an appropriate order of the Securities and Exchange Commission or approval by stockholders of the Corporation, as required by law. The Corporation is not presently seeking to acquire the assets of any investing company, but it may acquire the assets of companies from time to time in the future.

     Some or all of the stock so issued may be sold from time to time by the recipients or their stockholders through brokers in ordinary transactions on stock exchanges at current market prices. The Corporation has been advised that such sellers may be deemed to be underwriters as that term is defined in the 1933 Act.

                             ADDITIONAL INFORMATION

     During 1996, the Corporation had transactions in the ordinary course of business with firms and companies of which one or more directors and officers was a director and/or officer of the Corporation, and it is expected that the Corporation will continue to have transactions of such nature during the current year.

                            TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

     The table of contents of the SAI is as follows:

                               TABLE OF CONTENTS

Additional Investment Objectives and Policies................................................................     2
Directors and Officers.......................................................................................     4
Management...................................................................................................     9
Experts......................................................................................................    10
Custodian, Stockholder Service Agent and Dividend Paying Agent...............................................    10
Brokerage Commissions........................................................................................    10
Incorporation of Financial Statements by Reference...........................................................    11
Independent Auditors' Report on Financial Highlights --
  Senior Securities -- $2.50 Cumulative Preferred Stock......................................................    12
Appendix.....................................................................................................    13

[Logo]                                                                 AUTHORIZATION FORM
an investment you can live with                                        FOR
To:   Seligman Data Corp.                                              AUTOMATIC DIVIDEND INVESTMENT
P.O. Box 3947                                                          AND CASH PURCHASE PLAN
New York, New York 10008-3947                                          AUTOMATIC DIVIDEND INVESTMENT
                                                                       AUTOMATIC INVESTMENT OF OTHER
                                                                       CORPORATIONS' DIVIDENDS
                                                                       CASH PURCHASE PLAN
                                                                       AUTOMATIC CHECK SERVICE
                                                                       Date  ....................................

Gentlemen:

     I own shares of Tri-Continental Corporation Common Stock registered as shown below:

ACCOUNT REGISTRATION

----------------------------------------------------------------------------------------------
 Stockholder's Name (print or type)                       Stockholder's Signature*
----------------------------------------------------------------------------------------------
 Co-Holder's Name                                         Co-Holder's Signature*
----------------------------------------------------------------------------------------------
 Address (street and number)                              Taxpayer Identification Number
----------------------------------------------------------------------------------------------
 City                State                Zip Code        Stockholder Account Number, if known

* If shares are held or to be held in more than one name, all must sign, and plural pronouns will be implied in the text. In the case of co-holders, a joint tenancy with right of survivorship will be presumed unless otherwise specified.

Under penalties of perjury I certify that the number shown on this form is my correct Taxpayer Identification Number (Social Security Number) and that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. I certify that to my legal capacity to purchase or sell shares of the Corporation for my own Account, or for the Account of the organization named above. I have received a current Prospectus of the Corporation and appoint Seligman Data Corp. as my agent to act in accordance with my instructions herein.

------------------  ------------------------------------------------------------------------------------------
Date                Stockholder's Signature

     I have read the Terms and Conditions of the Automatic Dividend Investment and Cash Purchase Plan and the current Prospectus, a copy of which I have received, and I wish to establish a Plan to use the Services checked below:

SERVICE(S) DESIRED

     [ ] AUTOMATIC INVESTMENT OF TRI-CONTINENTAL DIVIDENDS

         I wish to have my quarterly dividends invested in additional shares, and distributions from gains paid as follows:

         [ ] Credited to my account in additional full and fractional shares.

         [ ] Credited 75% to my account in shares and 25% paid to me in cash.

     [ ] AUTOMATIC INVESTMENT OF OTHER CORPORATION'S DIVIDENDS

         I intend to give orders for the payment of cash dividends from other corporations to be invested in shares of Tri-Continental Common Stock for my account.

         Note: Checks in payment of dividends from other corporations should indicate your name and Tri-Continental account number. The checks should be made payable to the order of Tri-Continental Corporation and be mailed to Seligman Data Corp., P.O. Box 3936, New York, NY 10008-3936.

     [ ] CASH PURCHASES

         I intend to send funds from time to time to be invested in shares of Tri-Continental Common Stock for my account.

         Note: Your checks should indicate your name and Tri-Continental account number. Make all checks payable to Tri-Continental Corporation and mail to Seligman Data Corp., P.O. Box 3947, New York, NY 10008-3947.

     [ ] AUTOMATIC CHECK SERVICE

         I  have completed the Authorization  Form to have pre-authorized checks
         drawn  on  my  regular  checking  account  at  regular  intervals   for
         investment in shares of Tri-Continental Common Stock.

                                                                            5/97

[Logo]                                                AUTHORIZATION FORM
an investment you can live with                              FOR
                                                   AUTOMATIC CHECK SERVICE

To start your Automatic Check Service, fill out this form and forward it with an unsigned bank check from your regular checking account (marked 'void') to:
Seligman Data Corp.
P.O. Box 3947
New York, New York 10008-3947

                                                    Date  ......................

Gentlemen:

     I own shares of Tri-Continental Corporation Common Stock, registered as shown below, which are entered in the Automatic Dividend Investment and Cash Purchase Plan.

1. Stockholder Account Number (if known)
_____________________________________________________________

2. AUTOMATIC CHECK SERVICE
   Please  arrange  with my  bank  to draw  pre-authorized checks on  my regular
   checking account   and  invest   $___________________________  in  shares  of
   Tri-Continental Common Stock every:

                    [ ] month                   [ ] 3 months

     I have completed the 'Bank Authorization to Honor Pre-Authorized Checks' which appears below and have enclosed one of my bank checks marked 'void.' I understand that my checks will be invested on the fifth day of the month and that I must remember to deduct the amount of my investment as it is made from my checking account balance.

BANK AUTHORIZATION TO HONOR PRE-AUTHORIZED CHECKS

To:_____________________________________________________________________________
  (Name of Bank)

________________________________________________________________________________
  (Address of Bank or Branch, Street, City, State and Zip)

Please honor pre-authorized checks drawn on my account by Seligman Data Corp., 100 Park Avenue, New York, NY 10017, to the order of Tri-Continental Corporation, and charge them to my checking account. Your authority to do so shall continue until you receive written notice from me revoking it. You may terminate your participation in this arrangement at any time by written notice to me. I agree that your rights with respect to each pre-authorized check shall be the same as if it were a check drawn and signed by me. I further agree that should any such check be dishonored, with or without cause, intentionally or inadvertently, you shall be held under no liability whatsoever.

----------------------------------------------------------------------------------------------------------------
 Checking Account No.
----------------------------------------------------------------------------------------------------------------
 Name(s) of Depositor(s) -- Please Print                  Signature(s) of Depositor(s) -- As Carried by Bank
----------------------------------------------------------------------------------------------------------------
 Address (Street)                                                City                State              Zip Code

                                                                            5/97

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              TERMS AND CONDITIONS

     The Automatic Dividend Investment and Cash Purchase Plan provides Tri-Continental Common Stockholders with four ways to add to their investments:
1) with Tri-Continental dividends and distributions, 2) with cash dividends from other corporations, 3) with cash payments, in any amount at any time, and 4) with cash provided by pre-authorized checks through the Automatic Check Service. A Planholder may use any or all of these Services, subject to the following terms and conditions:

     1. Seligman Data Corp. ('SDC'), as Plan service agent, will maintain accounts and confirm to Planholders, as soon as practicable after each investment, the number of shares of Common Stock acquired and credited to the accounts and the cost. Tri-Continental Corporation (the 'Corporation'), as purchase agent, will purchase shares for Planholders. All checks for dividends payable by other corporations or for cash purchase payments sent by Planholders for investment in additional shares of Tri-Continental Common Stock should be drawn to the order of Tri-Continental Corporation and mailed to Seligman Data Corp., P.O. Box 3947, New York, NY 10008-3947.

     2. Funds received by the Corporation for a Planholder will be combined with funds of other Planholders and those funds may be combined with funds available under the plans for the purchase of Tri-Continental Common Stock in order to minimize brokerage commissions on shares purchased. Shares will be purchased in accordance with the current Prospectus. Dividends from other corporations and purchase cash received from Planholders or through the Automatic Check Service will be invested at least once each 30 days.

     3. The cost of shares acquired for each Plan will be the average cost, including brokerage commissions and any other costs of acquisition, of all shares acquired for all Planholders in connection with a particular investment.

     4. No stock certificates will be delivered for shares acquired unless the Plan account is terminated or the Planholder requests their delivery by writing to SDC. The shares acquired will be held in each Planholder's account as book credits.

     5. Certificates held by a Planholder, or subsequently received, may be sent to SDC for credit to a Plan account. A certificate for any full shares held in a Plan account will be issued at a Planholder's request. The time required to obtain a certificate to sell through a broker, or for other purposes, will be that needed to send a written request to SDC to withdraw the certificate (normally two business days) and to mail the certificate to the Planholder through the U.S. Postal Service.

     6. A maximum service charge of $2.00 will be deducted before each investment is made for a Plan account. There is no charge for Automatic Dividend Investment.

     7. Applications for the Automatic Check Service are subject to acceptance by the Planholder's bank and SDC. SDC will prepare Automatic Check Service checks with the same magnetic ink numbers that are on a Planholder's check and will arrange with the Planholder's bank to start the Service in accordance with the Planholder's instructions. A minimum of 30 days from the date of receipt of an application by SDC is required to contact the bank and initiate the Service. If for any reason the bank is unable to honor a pre-authorized check request, the Planholder will be notified promptly.

     Shares with a market value of at least two times the amount of the authorized checks must be held as book credits for the Planholder's account by SDC. If any check is dishonored or if the value of shares held by SDC in an account falls below the required minimum, the Service may be suspended. The Service may be reinstated upon written request by the Planholder including an indication that the cause of the interruption has been corrected.

     If a Planholder's check is not honored by the Planholder's bank at any time, SDC is authorized to sell exactly enough full and fractional shares from the Planholder's account to equal the amount of the dishonored check.

     8. A Planholder or SDC may terminate a Plan account at any time upon notice in writing before the record date of a dividend or distribution by Tri-Continental. A Plan account will terminate automatically if the Planholder sells or transfers all of the shares in the Plan account. If a Plan account is terminated, a certificate for the full shares held may be issued and sent to the Planholder, and any fractional shares may be liquidated at the Planholder's request. Terminating Planholders may elect to have all or part of their shares sold by the Corporation, if their shares are held in book credit form. If a Plan account is terminated between the record and payment dates of a dividend, the dividend payment will be made in cash.

     9. In acting under this Plan, the Corporation and SDC will be liable only for willful misfeasance or gross negligence.

     10. A Planholder may adopt or suspend one or more of the Plan Services by sending a revised Authorization Form or notice in writing to SDC.

     11. All additional shares registered in a Planholder's name which are acquired under one or more of the Plan Services or by other means will participate automatically in each of the Plan services elected.

                                                                            5/97

------------------------------------------------------
------------------------------------------------------
                                     [LOGO]

                        AN INVESTMENT YOU CAN LIVE WITH

                                100 Park Avenue
                            New York, New York 10017

                               INVESTMENT MANAGER
                             J. & W. Seligman & Co.
                                  Incorporated
                                100 Park Avenue
                            New York, New York 10017

                                   SUBADVISER
                             Seligman Henderson Co.
                                100 Park Avenue
                            New York, New York 10017

                           STOCKHOLDER SERVICE AGENT
                              Seligman Data Corp.
                                100 Park Avenue
                            New York, New York 10017

                         PORTFOLIO SECURITIES CUSTODIAN
                       Investors Fiduciary Trust Company
                              127 West 10th Street
                          Kansas City, Missouri 64105

                                GENERAL COUNSEL
                              Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

                  ------------------------------------
                                 Listed on the
                            New York Stock Exchange

------------------------------------------------------
------------------------------------------------------
CETRI 1 5/97



------------------------------------------------------
------------------------------------------------------
                                     [LOGO]

                       AN INVESTMENT YOU CAN LIVE WITH

                               A MANAGEMENT TYPE
                            DIVERSIFIED, CLOSED-END
                               INVESTMENT COMPANY

                  ------------------------------------

                                  COMMON STOCK
                                ($.50 PAR VALUE)

                  ------------------------------------

                                   PROSPECTUS
                                  MAY 1, 1997
------------------------------------------------------
------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 1997


                           TRI-CONTINENTAL CORPORATION

                                 100 Park Avenue

                            New York, New York 10017

                     New York City Telephone: (212) 850-1864

             Toll-Free Telephone: (800) 874-1092 all continental United States For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


        This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 1997, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Tri-Continental Corporation (the "Corporation") at 100 Park Avenue, New York, NY 10017.


        A registration statement relating to these securities has been filed with the Securities and Exchange Commission (the "Commission"). These securities may not be sold nor any offers to buy be accepted prior to the time the registration statement becomes effective.

                                TABLE OF CONTENTS






                                                  Page                                                           Page

Additional Investment Objectives and                              Experts......................................    10
 Policies......................................      2            Custodian, Stockholder Service Agent
 (See "Investment and other Policies" in the                        and Dividend Paying Agent..................    10
  Prospectus)                                                     Brokerage Commissions........................    10
Directors and Officers.........................      4            Incorporation of Financial Statements By
Management.....................................      9              Reference..................................    11
  (See "Management of the Corporation" in the                     Independent Auditors' Report on
  Prospectus)                                                     Financial Highlights - Senior Securities -
                                                                  $2.50 Cumulative Preferred Stock.............    12
                                                                  Appendix.....................................    13
CETRI1A

                  ADDITIONAL INVESTMENT OBJECTIVES AND POLICIES

   The investment objectives and policies of the Corporation are set forth in the Prospectus. Certain additional investment information is set forth below. Defined terms used herein and not otherwise defined shall have the meanings ascribed to them in the Prospectus.

   The Corporation's stated fundamental policies, which may not be changed without a vote of stockholders are listed below; within the limits of these fundamental policies, the management has reserved freedom of action. The
Corporation:

   (1) may issue senior securities such as bonds, notes or other evidences of indebtedness if immediately after issuance the net assets of the Corporation provide 300% coverage of the aggregate principal amount of all bonds, notes or other evidences of indebtedness and that amount does not exceed 150% of the capital and surplus of the Corporation;

   (2) may issue senior equity securities on a parity with, but not having preference or priority over, the Preferred Stock if immediately after issuance its net assets are equal to at least 200% of the aggregate amount (exclusive of any dividends accrued or in arrears) to which all shares of the Preferred Stock, then outstanding, shall be entitled as a preference over the Common Stock in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

   (3) may borrow money for substantially the same purposes as it may issue senior debt securities, subject to the same restrictions and to any applicable limitations prescribed by law;

   (4) may engage in the business of underwriting securities either directly or through majority-owned subsidiaries subject to any applicable restrictions and limitations prescribed by law;

   (5) does not intend to concentrate its assets in any one industry although it may from time to time invest up to 25% of the value of its assets, taken at market value, in a single industry;

   (6) may not, with limited exceptions, purchase and sell real estate directly but may do so through majority-owned subsidiaries, so long as its real estate investments do not exceed 10% of the value of the Corporation's total assets;

   (7)  may not purchase or sell commodities or commodity contracts; and

   (8) may make money loans (subject to restrictions imposed by law and by charter) (a) only to its subsidiaries, (b) as incidents to its business transactions or (c) for other purposes. It may lend its portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities subject to any applicable requirements of a national securities exchange or of a governmental regulatory body against collateral consisting of cash or direct obligations of the United States, maintained on a current basis, so long as all such loans do not exceed 10% of the value of total assets, and it may make loans represented by repurchase agreements, as described in the Prospectus, so long as such loans do not exceed 10% of the value of total assets.

   When securities are loaned, the Corporation receives from the borrower the equivalent of dividends or interest paid by the issuer of securities on loan and, at the same time, makes short-term investments with the cash collateral and retains the interest earned, after payment to the borrower or placing broker of a negotiated portion of such interest, or receives from the borrower an agreed upon rate of interest in the case of loans collateralized by direct obligations of the United States. The Corporation does not have the right to vote securities on loan, but would expect to terminate the loan and regain the right to vote if that were considered important with respect to the investment.

   During its last three fiscal years, the Corporation did not: (a) issue senior securities; (b) borrow any money; (c) underwrite securities; (d) concentrate investments in particular industries or groups of industries; (e) purchase or sell real estate, commodities, or commodity contracts; or (f) make money loans or lend portfolio securities.

   In order to take advantage of opportunities that may be provided by debt instruments of foreign issuers, the Corporation may from time to time invest up to 3% of its assets in debt securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities and in related forward contracts. The Manager will determine the percentage of assets invested in securities of a particular country or denominated in a particular currency in accordance with its assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the U.S. dollar. Currently, the Corporation will invest in securities denominated in foreign currencies or U.S. dollars of issuers located in the following countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Hong Kong, Italy, Japan,
Malaysia, Mexico, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom. An issuer of debt securities purchased by the Corporation may be domiciled in a country other than the country in whose currency the instrument is denominated. The Corporation may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the economic member states of the European Community.

   The Corporation's returns on foreign currency denominated debt instruments can be adversely affected by changes in the relationship between the U.S. dollar and foreign currencies. The Corporation may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates in connection with hedging and other non-speculative strategies involving specific settlement transactions or portfolio positions. The Corporation will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency market or through forward contracts.

Rights and Warrants. The Corporation may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Corporation's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired by the Corporation in units or attached to securities may be deemed to have been purchased without cost.

Foreign Currency Transactions. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. The Corporation will generally enter into forward foreign currency exchange contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the U.S. dollar value of securities it owns.

   The Corporation may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar. In this case the contract would approximate the value of some or all of the Corporation's portfolio securities denominated in such foreign currency. Under normal circumstances, the portfolio manager will limit forward currency contracts to not greater than 75% of the Corporation's portfolio position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Corporation. Under extraordinary circumstances, the Subadviser may enter into forward currency contracts in excess of 75% of the Corporation's portfolio position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Corporation may commit up to the entire value of its assets which are denominated in foreign currencies to the consummation of these contracts. The Subadviser will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Corporation and its ability to purchase additional securities.

   Except as set forth above and immediately below, the Corporation will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Corporation to deliver an amount of foreign currency in excess of the value of the Corporation's portfolio securities or other assets denominated in that currency. The Corporation, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Corporation's portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Subadviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Corporation will be served.

   At the maturity of a forward contract, the Corporation may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

   As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Corporation to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Corporation is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Corporation is obligated to deliver. However, the Corporation may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

   If the Corporation retains the portfolio security and engages in offsetting transactions, the Corporation will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Corporation engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Corporation's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Corporation will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Corporation will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Corporation's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Corporation is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Subadviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   Stockholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Corporation at one rate, while offering a lesser rate of exchange should the Corporation desire to resell that currency to the dealer.

   Investment income received by the Corporation from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Corporation to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Corporation's assets to be invested within various countries is not known.

                             DIRECTORS AND OFFICERS

   A listing of the directors and officers of the Corporation and their business experience for the past five years follows. An asterisk (*) indicates directors who are "interested persons" of the Corporation (as defined by the Investment Company Act of 1940 (the "1940 Act"). Unless otherwise noted, the address of each director and officer is 100 Park Avenue, New York, NY 10017.


WILLIAM C. MORRIS*               Director,   Chairman   of  the   Board,   Chief
                                 Executive Officer and Chairman of the Executive
        (58)                     Committee

                                 Chairman, J. & W. Seligman & Co. Incorporated, investment managers and advisers; and Seligman Advisors, Inc., advisers; Chairman and Chief Executive Officer, the Seligman Group of Investment Companies; Chairman, Seligman Financial Services, Inc., broker/dealer; Seligman Holdings, Inc., holding company; Seligman Services, Inc., broker/dealer; and Carbo Ceramics Inc., ceramic proppants for oil and gas industry; Director or Trustee, Seligman Data Corp. shareholder service agent; Kerr-McGee Corporation, diversified energy company; and Sarah Lawrence College; and a Member of the Board of Governors of the Investment Company Institute; formerly, Chairman, Seligman Securities, Inc., broker/dealer; and J. & W. Seligman Trust Company, trust company.

BRIAN T. ZINO*                   Director, President and Member of the Executive
                                 Committee
        (44)
                                 Director and President,  J. & W. Seligman & Co.
                                 Incorporated, investment managers and advisers;
                                 and Seligman Advisors, Inc., advisers; Director
                                 or Trustee,  the Seligman  Group of  Investment
                                 Companies;  President,  the  Seligman  Group of
                                 Investment  Companies,  except Seligman Quality
                                 Municipal   Fund,   Inc.  and  Seligman  Select
                                 Municipal Fund, Inc.;  Chairman,  Seligman Data
                                 Corp.,  shareholder  service  agent;  Director,
                                 Seligman     Financial     Services,      Inc.,
                                 broker/dealer;    Seligman   Services,    Inc.,
                                 broker/dealer;   and  Senior  Vice   President,
                                 Seligman Henderson Co., adviser.; formerly, and
                                 Director,     Seligman    Securities,     Inc.,
                                 broker/dealer   and  J.  &  W.  Seligman  Trust
                                 Company, trust company.

JOHN R. GALVIN                   Director
   (67)
                                 Dean,  Fletcher  School of Law and Diplomacy at
                                 Tufts  University;  Director  or  Trustee,  the
                                 Seligman   Group   of   Investment   Companies;
                                 Chairman of the American Council on Germany;  a
                                 Governor of the Center for Creative Leadership;
                                 Director  of  USLIFE  Corporation,   insurance;
                                 National  Committee  on  U.S.-China  Relations,
                                 National Defense University;  the Institute for
                                 Defense    Analysis;    and    Raytheon    Co.,
                                 electronics;  formerly,  Ambassador, U.S. State
                                 Department;  Distinguished  Policy  Analyst  at
                                 Ohio State  University  and Olin  Distinguished
                                 Professor of National  Security  Studies at the
                                 United States Military Academy. From June, 1987
                                 to  June,  1992,  he  was  the  Supreme  Allied
                                 Commander,  Europe and the  Commander-in-Chief,
                                 United   States   European    Command.
                                 Tufts University, Packard Avenue,  Medford,  MA
                                 02105.

ALICE S. ILCHMAN                 Director
        (61)
                                 President,  Sarah Lawrence College; Director or
                                 Trustee,   the  Seligman  Group  of  Investment
                                 Companies;     Chairman,     The    Rockefeller
                                 Foundation,    charitable    foundation;    and
                                 Director,  NYNEX,  telephone  company,  and the
                                 Committee for Economic  Development;  formerly,
                                 Trustee,  The Markle Foundation,  philanthropic
                                 organization;   and   Director,   International
                                 Research  and  Exchange   Board,   intellectual
                                 exchanges.
                                 Sarah Lawrence College,  Bronxville,  New  York
                                 10708

FRANK A. McPHERSON               Director
        (63)
                                 Chairman  of  the  Board  and  Chief  Executive
                                 Officer,   Kerr-McGee   Corporation,    energy;
                                 Kimberly-Clark Corporation,  consumer products,
                                 Bank of Oklahoma Holding Company, Oklahoma City
                                 Chamber of Commerce,  Baptist  Medical  Center,
                                 Oklahoma  Chapter  of the  Nature  Conservancy,
                                 Oklahoma   Medical   Research   Foundation  and
                                 National  Boys  and  Girls  Clubs  of  America;
                                 Chairman  of  Oklahoma   City  Public   Schools
                                 Foundation;   and  a  Member  of  the  Business
                                 Roundtable and National Petroleum Council.
                                 123 Robert S. Kerr Avenue,  Oklahoma  City,  OK
                                 73102

JOHN E. MEROW*                   Director
        (67)
                                 Retired Chairman and Senior Partner, Sullivan &
                                 Cromwell,  law firm;  Director or Trustee,  the
                                 Seligman  Group of  Investment  Companies;  the
                                 Municipal Art Society of New York; Commonwealth
                                 Aluminum  Corporation;  the  U.S.  Council  for
                                 International   Business;   and  the   U.S.-New
                                 Zealand Council; Chairman,  American Australian
                                 Association;  a  Member  of  the  American  Law
                                 Institute and the Council on Foreign Relations;
                                 aMember of the Board of Governors of the Foreign Policy Association and the New York
                                 Hospital.
                                 125 Broad Street, New York, NY 10004

BETSY S. MICHEL                  Director
        (54)
                                 Attorney;  Director  or Trustee,  the  Seligman
                                 Group of Investment Companies; and Chairman of the Board of Trustees of St. George's School
                                 (Newport, RI); formerly, Director, the National
                                 Association of Independent  Schools (Washington
                                 DC).
                                 St. Bernard's Road, Gladstone, NJ 07934

JAMES C. PITNEY                  Director
        (70)
                                 Retired Partner,  Pitney, Hardin, Kipp & Szuch,
                                 law firm;  Director  or Trustee,  the  Seligman
                                 Group  of  Investment  Companies;   and  Public
                                 Service Enterprise Group, public utility.
                                 Park Avenue at Morris  County,  P.O.  Box 1945,
                                 Morristown, NJ 07962-1945

JAMES Q. RIORDAN                 Director
        (69)
                                 Director,  various ; Director  or Trustee,  the
                                 Seligman  Group of  Investment  Companies;  The
                                 Brooklyn   Museum;   The  Brooklyn   Union  Gas
                                 Company;    The    Committee    for    Economic
                                 Development;  Dow Jones & Co. Inc.;  and Public
                                 Broadcasting    Service,     Inc.;    formerly,
                                 Co-Chairman  of the  Policy  Council of the Tax
                                 Foundation;  Director and Vice Chairman,  Mobil
                                 Corporation;    Director,    Tesoro   Petroleum
                                 Companies and Director and  President,  Bekaert
                                 Corporation.
                                 675  Third  Avenue,  Suite  3004,  New York, NY
                                 10017

RONALD T. SCHROEDER*             Director and Member of the Executive Committee
        (49)
                                 Director,    Managing    Director   and   Chief
                                 Investment  Officer,   Institutional  J.  &  W.
                                 Seligman   &   Co.   Incorporated,   investment
                                 managers and advisers;  and Seligman  Advisors,
                                 Inc.,   advisers;   Director  or  Trustee,  the
                                 Seligman   Group   of   Investment   Companies;
                                 Director,   Seligman  Holdings,  Inc.,  holding
                                 company;  Seligman  Financial  Services,  Inc.,
                                 broker/dealer;    Seligman    Henderson    Co.,
                                 advisers;   and   Seligman   Services,    Inc.,
                                 broker/dealer;    formerly,    President,   the
                                 Seligman Group of Investment Companies,  except
                                 Seligman  Quality   Municipal  Fund,  Inc.  and
                                 Seligman Select Municipal Fund, Inc., Director,
                                 J. & W. Seligman Trust  Company,  Seligman Data
                                 Corp.,  shareholder service agent, and Seligman
                                 Securities, Inc., broker/dealer.

ROBERT L. SHAFER                 Director
        (64)
                                 Director,  various  organizations,  Director or
                                 Trustee,   the  Seligman  Group  of  Investment
                                 Companies;   and   USLIFE   Corporation,   life
                                 insurance;  formerly,  Vice  President,  Pfizer
                                 Inc.,  pharmaceuticals.;
                                 235 East 42nd Street, New York, NY 10017

JAMES N. WHITSON                 Director
        (62)
                                 Executive  Vice   President,   Chief  Operating
                                 Officer  and  Director,   Sammons  Enterprises,
                                 Inc.; Director or Trustee, the Seligman Group of Investment Companies; Red Man Pipe and
                                 Supply Company, piping and other materials and C-SPAN.
                                 300 Crescent Court, Suite 700, Dallas, TX 75202

CHARLES C. SMITH, JR.            Vice President and Portfolio Manager
        (40)
                                 Managing   Director   (formerly,   Senior  Vice
                                 President and Senior Investment Officer),  J. &
                                 W.  Seligman  &  Co.  Incorporated,  investment
                                 managers  and  advisers;   Vice  President  and
                                 Portfolio Manager, three open-end investment companies in the Seligman Group of Investment
                                 Companies.

LAWRENCE P. VOGEL                Vice President
        (40)
                                 Senior  Vice  President,   Finance,   J.  &  W.
                                 Seligman   &   Co.   Incorporated,   investment
                                 managers  and  advisers;   Seligman   Financial
                                 Services,   Inc.,    broker/dealer;    Seligman
                                 Advisors,  Inc.,  advisers;  and Seligman  Data
                                 Corp.,    shareholder   service   agent;   Vice
                                 President,  the  Seligman  Group of  Investment
                                 Companies   and   Seligman   Services,    Inc.,
                                 broker/dealer;  Treasurer,  Seligman  Holdings,
                                 Inc.,  holding company;  and Seligman Henderson
                                 Co., advisers; formerly, Senior Vice President,
                                 Seligman Securities,  Inc., broker/dealer;  and
                                 Vice President, Finance, J. & W. Seligman Trust
                                 Company, trust company.

FRANK J. NASTA                   Secretary
        (32)
                                 Senior Vice President, Law and Regulation,  and
                                 Corporate  Secretary,  J. & W.  Seligman  & Co.
                                 Incorporated, investment managers and advisers;
                                 Secretary,  the  Seligman  Group of  Investment
                                 Companies;    Corporate   Secretary,   Seligman
                                 Advisors,  Inc.,  advisers;  Seligman Financial
                                 Services,   Inc.,    broker/dealer;    Seligman
                                 Henderson  Co.,  advisers;  Seligman  Services,
                                 Inc., broker/dealer; and Seligman Data Corp., shareholder service agent; formerly, Secretary,
                                 J. & W. Seligman Trust Company,  trust company;
                                 and attorney, Seward & Kissel, law firm.

THOMAS G. ROSE                   Treasurer
        (39)
                                 Treasurer,  the  Seligman  Group of  Investment
                                 Companies; and Seligman Data Corp., shareholder
                                 service agent;  formerly,  Treasurer,  American
                                 Investors  Advisors,   Inc.  and  the  American
                                 Investors Family of Funds.


                               Compensation Table

                                                                  Pension or
                                                              Retirement Benefits
                                              Aggregate        Accrued as part of   Total Compensation
                                            Compensation          Corporation      from Corporation and
  Name and Position with Corporation     from Corporation(1)        Expenses          Fund Complex(1)(2)
  ----------------------------------     -------------------        --------          ------------------
 William C. Morris, Director and
    Chairman                                     N/A                  N/A                  N/A
 Brian T. Zino, Director and President           N/A                  N/A                  N/A
 Ronald T. Schroeder, Director                   N/A                  N/A                  N/A
 Fred E. Brown, Director**                       N/A                  N/A                  N/A
 John R. Galvin, Director                     $18,000.00              N/A               $65,000.00
 Alice S. Ilchman, Director                    18,400.00              N/A                66,000.00
 Frank A. McPherson, Director                  18,000.00              N/A                65,000.00
 John E. Merow, Director                       18,400.00(d)           N/A                66,000.00(d)
 Betsy S. Michel, Director                     18,400.00              N/A                66,000.00
 James C. Pitney, Director                     18,000.00              N/A                65,000.00
 James Q. Riordan, Director                    18,400.00              N/A                66,000.00
 Robert L. Shafer, Director                    18,400.00              N/A                66,000.00
 James N. Whitson, Director                    18,400.00(d)           N/A                66,000.00(d)



----------------------



(1) Based on remuneration received by the Directors of the Corporation for the year ended December 31, 1996.

(2) As defined in the Corporation's prospectus, the Seligman Group of Investment Companies consists of eighteen investment companies.

**  Retired March 20, 1997.

(d) Deferred.

   The Corporation has a compensation arrangement under which outside directors may elect to defer receiving their fees. Under this arrangement, interest is accrued on the deferred balances. The annual cost of such fees and interest is included in the director's fees and expenses and the accumulated balance thereof is included in "Liabilities" in the Corporation's financial statements. As of December 31, 1996, the total amounts of deferred compensation (including interest) payable in respect of the Corporation to Messrs. Merow and Whitson were $120,449 and $73,612, respectively. As of January 1, 1997, Mr. Merow no longer defers current compensation. Mr. Pitney no longer defers current compensation; however, he has accrued deferred compensation in the amount of $250,862, as of December 31, 1996. The Corporation has applied for, and expects to receive, exemptive relief that would permit a director who has elected deferral of his or her fees to choose a rate of return equal to either (i) the interest rate on short-term Treasury bills, or (ii) the rate of return on the shares of any of the investment companies advised by the Manager, as designated by the director. The Corporation may, but is not obligated to, purchase shares of such investment companies to hedge its obligations in connection with this deferral arrangement.

   Directors and officers of the Corporation are also directors, trustees and officers of some or all of the other investment companies in the Seligman Group.


   The Executive Committee of the Board of Directors has the power to (a) determine the value of securities and assets owned by the Corporation, (b) elect or appoint officers of the Corporation to serve until the next meeting of the Directors succeeding such action and (c) determine the price at which shares of Common Stock of the Corporation shall be issued and sold. All action taken by the Executive Committee is recorded and reported to the Board of Directors at their meeting succeeding such action. The members of the Executive Committee consist of Mr. William C. Morris, Chairman, Ronald T. Schroeder and Brian T. Zino, President.

HOLDINGS OF PREFERRED STOCK, COMMON STOCK AND WARRANTS:


   As of March 31, 1997 holders of record of Preferred Stock totaled 707; holders of record of Common Stock totaled 45,134; and holders of record of Warrants totaled 179. Insofar as is known by the Corporation, no person owns or controls or holds, directly or indirectly, 5% or more of the outstanding equity securities, except for Cede & Co., a nominee for The Depository Trust Company, P.O. Box 20, Bowling Green Station, New York, NY 10274 who owns of record 43.07% of the Corporation's Common Stock and 69.05% of the Corporation's Preferred Stock.

   As of March 31, 1997 all directors and officers of the Corporation, as a group, owned less than 1% of the Corporation's Common Stock. As of that date, no directors or officers owned any of the Corporation's Preferred Stock or Warrants. Mr. William C. Morris is Chairman and Chief Executive Officer of the Manager and Chairman of the Board and Chief Executive Officer of the Corporation. Mr. Morris owns a majority of the outstanding voting securities of the Manager.


   These securities of the Corporation shown as being owned beneficially by the directors and officers include shares held by or for the benefit of members of their families or held by a trust of which a director is a trustee but in which they disclaim beneficial ownership.

                                   MANAGEMENT


   The Corporation pays the Manager for its services a management fee, calculated daily and payable monthly, equal to a percentage of the daily net assets of the Corporation. The method for determining this percentage, referred to as the management fee rate, is set forth in the Prospectus. The management fee amounted to $11,136,312 in 1996, $9,761.731 in 1995, and $9,372,713 in 1994
which was equivalent to annual rates of .41%, .42% and .44%, respectively, of the average daily net assets of the Corporation.


   As part of its services to the Corporation, the Manager provides the Corporation with such office space, administrative and other services and executive and other personnel as are necessary for the operations of the Corporation. The Manager also provides senior management for Seligman Data Corp., a wholly-owned subsidiary of the Corporation and certain other investment companies in the Seligman Group. The Manager pays all of the compensation of the directors of the Corporation who are employees or consultants of the Manager and its affiliates, of the officers and employees of the Corporation and of certain executive officers of Seligman Data Corp.


   The Manager is a successor firm to an investment banking business founded in 1864 which has provided investment services to individuals, families, institutions and corporations. On December 23, 1988, a majority of the outstanding voting securities of the Manager were purchased by Mr. William C. Morris, and a simultaneous recapitalization of the Manager occurred. See the Appendix for a history of the Manager.

   Under the Subadvisory Agreement, dated June 1, 1994, the Subadviser supervises and directs all or a portion of the of the Corporation's investments in foreign securities and ADRs, consistent with the Corporation's investment objectives, policies and principles. For these services the Subadviser is paid a fee as described in the Corporation's Prospectus. The Subadvisory Agreement was approved by the Board of Directors at a meeting held on January 20, 1994 and by the stockholders of the Corporation on May 19, 1994. The Subadvisory Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Corporation and by a vote of a majority of the Directors who are not parties to the Subadvisory Agreement or interested persons of any such party) and (2) the Subadviser shall not have notified the Manager in writing at least 60 days prior to December 31 of any year that it does not desire such continuance. The Subadvisory Agreement may be terminated at any time by the Corporation, on 60 days written notice to the Subadviser. The Subadvisory Agreement will terminate automatically in the event of its assignment or upon the termination of the Management Agreement. For the years ended December 31, 1996 and 1995, the Subadviser received fees from the Manager of $1,192,207 and $810,796, respectively, and for the period June 1, 1994 through December 31, 1994, the Subadviser received a fee from the Manager of $476,716.

   The Subadviser is a New York general partnership formed by the Manager and Henderson International, Inc., a controlled affiliate of Henderson plc. Henderson plc, headquartered in London, is one of the largest independent money managers in Europe. The firm managed approximately $18 billion in assets as of December 31, 1996, and is recognized as a specialist in global equity investing.


                                     EXPERTS

   Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 acts as independent auditors for the Corporation and in such capacity audits the Corporation's annual and semi-annual financial statements and financial highlights.

   The financial information of the Corporation included in the Prospectus under the caption "Financial Highlights" and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the reports of Deloitte & Touche LLP given upon their authority as experts in auditing and accounting.

         CUSTODIAN, STOCKHOLDER SERVICE AGENT AND DIVIDEND PAYING AGENT

   Seligman Data Corp., a wholly-owned subsidiary of the Corporation, acts as the stockholder service agent and dividend paying agent and performs, at cost, certain recordkeeping functions for the Corporation, maintains the records of shareholder accounts and furnishes dividend paying, redemption and related services.

   Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as custodian for the Corporation. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Corporation.

                              BROKERAGE COMMISSIONS

   The Management and Subadvisory Agreements recognize that in the purchase and sale of portfolio securities of the Corporation, the Manager and Subadviser will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager and Subadviser for its use, as well as to the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis and reports concerning issuers, industries and securities deemed by the Manager and Subadviser to be beneficial to the Corporation. In addition, the Manager and Subadviser are authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Corporation than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to the Manager and Subadviser in connection with its services to clients other than the Corporation.

   In over-the-counter markets, the Corporation deals with primary market makers unless a more favorable execution or price is believed to be obtainable. The Corporation may buy securities from or sell securities to dealers acting as
principal,   except  dealers  with  which  its  directors  and/or  officers  are affiliated.

   When two or more of the investment companies in the Seligman Group or other investment advisory clients of the Manager desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by the Manager in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.


   Information as to the Corporation's portfolio turnover rate for recent fiscal years is stated under "Financial Highlights" in the Prospectus. Total brokerage commissions (not including any spreads on principal transactions on a net basis) paid by the Corporation during the fiscal years ended December 31, 1996, 1995 and 1994 were $4,105,756, $3,825,533, and $3,062,434, respectively.

               INCORPORATION OF FINANCIAL STATEMENTS BY REFERENCE


   The Corporation's financial statements for the year ended December 31, 1996 are herein incorporated by reference to the 1996 Annual Report to Stockholders of the Corporation (the "1996 Annual Report"), filed with the Commission pursuant to Section 30(b) of the 1940 Act and the rules and regulations thereunder. The 1996 Annual Report also contains schedules of the Corporation's portfolio investments as of December 31, 1996 and certain other financial information. A copy of the 1996 Annual Report will be sent without charge, to all investors who request a copy of this Statement of Additional Information.

   INDEPENDENT AUDITORS' REPORT ON FINANCIAL HIGHLIGHTS - SENIOR SECURITIES -
                        $2.50 CUMULATIVE PREFERRED STOCK

To the Board of Directors and Security Holders of
   Tri-Continental Corporation:

   We have previously audited, in accordance with generally accepted auditing standards, the statements of assets and liabilities, including the portfolio of investments, and the statements of capital stock and surplus of Tri-Continental Corporation as of December 31 for each of the ten years in the period ended December 31, 1996 and the related statements of operations and of changes in net investment assets, and the financial highlights for each of the years then ended (none of which are presented herein); and we expressed unqualified opinions on those financial statements.


   In our opinion, the information appearing on page 6 of the Prospectus, under the caption "Senior Securities - $2.50 Cumulative Preferred Stock", for each of the ten years in the period ended December 31, 1996 is fairly stated, in all material respects, in relation to the financial statements from which it has been derived.

DELOITTE & TOUCHE LLP
New York, New York
April  21, 1997

                                    APPENDIX

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

        Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

        Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of
J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

THE SELIGMAN COMPLEX:

 .... Prior to 1900

        Helps finance America's fledgling railroads through underwriting.
        Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.
        Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison. Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.
        Is appointed U.S. Navy fiscal agent by President Grant.
        Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

        Helps Congress finance the building of the Panama Canal.

 ...1910s

        Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

        Participates in hundreds of underwritings including those for some of the country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.
        Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets, and one of its oldest.

 ...1930s

        Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.
        Establishes Investment Advisory Service.

 ...1940s

        Helps shape the Investment Company Act of 1940.
        Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.
        Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.
        Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

        Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.
        Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.
        Establishes J. & W. Seligman Trust Company, and J. & W. Seligman Valuations Corporation.
        Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s


        Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc., two closed-end funds that invest in high-quality municipal bonds.
        In 1991 establishes a joint venture with Henderson Administration Group plc, of London, known as Seligman Henderson Co., to offer global investment products.
        Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.
        Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund, and Seligman Henderson Emerging Markets Growth Fund.
        Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

--------------------------------------------------------------------------------

                            67TH ANNUAL REPORT 1996

                                TRI-CONTINENTAL

                                  CORPORATION

                        AN INVESTMENT YOU CAN LIVE WITH

--------------------------------------------------------------------------------

TRI-CONTINENTAL CORPORATION INVESTS PRIMARILY TO PRODUCE LONG-TERM GROWTH OF BOTH CAPITAL AND INCOME, WHILE PROVIDING REASONABLE CURRENT INCOME.

TY is Tri-Continental Corporation's symbol for its Common Stock on the New York Stock Exchange.

TRI-CONTINENTAL CORPORATION


To the Stockholders:                                            January 31, 1997

Nineteen ninety-six was another rewarding year for Tri-Continental Corporation. For the year, the Corporation's total return based on net asset value was 21.45%. This investment result lagged only slightly the 22.96% total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the 22.26% total return of the Corporation's competitor universe, as measured by the Lipper Closed-End Growth & Income Funds Average. The Corporation's total return based on market price was somewhat higher at 21.98%, reflecting a modest narrowing of the discount from net asset value.

   Nineteen ninety-six was also a strong year for the US equity markets, and the second consecutive year of well above-average returns. In fact, the S&P 500's average annual rate of return in the 1995-96 period of 29.8% was the best two-year result since the economic recovery of 1975-76, when the S&P 500 advanced at an average annual rate of 30.3%. Though 1996's gains were driven by the outstanding performance of a small number of the largest companies, they were particularly extraordinary because they took place in the sixth year of an economic expansion.

   A positive economic environment also contributed to the gains in the markets. In 1996, the real economy grew at an estimated 3.4%, significantly higher than in 1995. This growth was accompanied by low levels of inflation, as the Consumer Price Index increased only 3.3% in 1996. At the same time, corporate profits continued to grow, and in spite of continued corporate downsizing and restructuring, the unemployment rate fell as low as 5.2% in August and ended the year at 5.3%, as compared to 5.6% in December 1995. Simply put, the increased competitiveness of US industry and the low inflation environment provided strong fundamental support to higher equity prices.

   Your Corporation's investment results remain our first priority, and we are pleased with the continued improvement in this area. Further, the Corporation's total 1996 per share dividend distribution was maintained for Common Stockholders who took their December 1995 and July 1996 capital gain distributions in additional shares. The net realized capital gains paid on July 1 and December 20, 1996, totaled $246,856,282, or $2.722 per share, and the total dividends distributed to Common Stockholders in 1996 were $59,457,756, or $0.66 per share.

   Important progress was also made in strengthening Tri-Continental's Investor Relations Program this year. Three major Wall Street brokerage firms are now covering Tri-Continental Corporation and are recommending the stock. Additionally, with the approval of your Board of Directors, Tri-Continental has initiated a program that is designed to promote and strengthen the Corporation's identity among financial advisors and individual investors in 1997. Our goal remains the enhancement of the long-term value of being a Tri-Continental Stockholder.

TRI-CONTINENTAL CORPORATION

   Looking ahead, the environment for the US financial markets and investors remains generally positive, given continued modest economic growth with low inflation, bipartisan efforts to balance the federal budget without raising taxes, and progress towards the reduction of the tax rate on capital gains. We recognize, however, that there could be further short-term volatility, but we remain positive on the long-term outlook for both the financial markets and your Corporation.

   On a final note, the activity witnessed in the equity markets in 1996, where large one-day price increases followed abrupt corrections, is not unusual in the challenging world of investing. We believe the best strategy for growth of capital is long-term investing, as it is all but impossible for even the most sophisticated investor to time the market. Time, not timing, is the key to a successful investment strategy.

   We thank you for your continued confidence in Tri-Continental Corporation and look forward to serving your investment needs in the many years to come.



By order of the Board of Directors,



/s/ William Morris
-----------------------
William C. Morris
Chairman


                                                          /s/ Brian T. Zino
                                                          ----------------------
                                                          Brian T. Zino
                                                          President

TRI-CONTINENTAL CORPORATION

-----------------

     [PHOTO]

-----------------

SELIGMAN GROWTH AND INCOME TEAM: (FROM LEFT)RODNEY COLLINS, MARGARET DOYLE, JONATHAN ROTH, ODETTE GALLI (CO-PORTFOLIO MANAGER), (SEATED) MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT), CHARLES C. SMITH, JR. (CO-PORTFOLIO MANAGER), AMY FUJII.


INTERVIEW WITH YOUR
PORTFOLIO MANAGERS

MR. CHARLES C. SMITH, JR., Managing Director of J. & W. Seligman & Co. Incorporated, and MS. ODETTE GALLI, Vice President of J. & W. Seligman & Co. Incorporated, are supported by a group of investment professionals dedicated to the growth and income investment discipline, and to the objectives of Tri-Continental Corporation.

WHAT WERE TRI-CONTINENTAL CORPORATION'S INVESTMENT RESULTS IN 1996? "Tri-Continental Corporation had strong investment results in 1996. The Corporation's total returns of 21.45% based on net asset value and 21.98% based on market price slightly lagged the 22.96% total return of the Standard and Poor's 500 Composite Stock Index (S&P 500). However, on a risk adjusted basis, as measured by the weighted average beta of the Corporation's holdings, Tri-Continental's returns were competitive, having a beta less than that of the S&P 500. Beta measures the volatility of an investment, as compared to that of the overall market (represented by the S&P 500). The Corporation's investment results also slightly lagged that of its peer group, as measured by the Lipper Closed-End Growth & Income Funds Average. Additionally, the Corporation's total 1996 dividend distribution was maintained for Common Stockholders who took their December 1995 and July 1996 capital gain distributions in additional shares."

WHAT ECONOMIC FACTORS AFFECTED TRI-CONTINENTAL CORPORATION'S INVESTMENT RESULTS THIS YEAR?
"Throughout 1996, the economy grew at a moderate pace without any noticeable increase in inflation. This beneficial economic environment led to stronger-than-expected corporate profits in many industries, and helped most major equity market indices reach record highs throughout the year. Tri-Continental's investment results benefited from the positive economic and financial environment. Tri-Continental's interest-rate-sensitive holdings, which include financials and utilities, experienced unusual volatility and underperformed the overall market in the first half of 1996, but an improving interest rate environment in the later half of 1996 led to strong results in financial stocks for the year as a whole."

WHAT MARKET FACTORS INFLUENCED THE CORPORATION'S INVESTMENT RESULTS IN THE LAST 12 MONTHS?
"The equity markets continued to reach record levels throughout the year despite several short-term setbacks. Solid corporate profits and record mutual fund inflows contributed to a second strong year for the equity markets. However, the appreciation of a small number of the largest companies in the Dow Jones Industrial Average and the S&P 500 drove the advances in both benchmarks. The Corporation's portfolio did well in this market environment because it invests in larger companies. On the other hand, the convertible market did not keep pace with the equity markets, and the Corporation's convertible issues, while providing high current income, underperformed most equity holdings.

     "Overseas, the majority of the mature international markets lagged the S&P 500 throughout the year, and the strength of the US Dollar further impaired investment results. However, in the fourth quarter, exceptional performance in select European markets, including London, improved the Corporation's overall results. We remain committed to finding quality investment opportunities internationally and to seeking a higher potential rate of return over the long term. We also anticipate that international markets should have better relative performance in the future."

TRI-CONTINENTAL CORPORATION

--------------------------------------------------------------------------------
INVESTMENT RESULTS PER COMMON SHARE
TOTAL RETURNS*
FOR PERIODS ENDED DECEMBER 31, 1996


                                                                    AVERAGE ANNUAL
                                                       -----------------------------------------
                                        THREE            ONE             FIVE             10
                                        MONTHS          YEAR             YEARS           YEARS
                                      --------          ----             -----          -------
      MARKET PRICE                      5.67%           21.98%            9.05%          10.91%

      NET ASSET VALUE                   6.62            21.45            12.70           13.35

      S&P 500**                         8.34            22.96            15.22           15.27

      LIPPER CLOSED-END
        GROWTH & INCOME
        FUNDS AVERAGE**                 6.63            22.26            12.91           12.91


PRICE PER SHARE

                      DECEMBER 31, 1996 SEPTEMBER 30, 1996 JUNE 30, 1996 MARCH 31, 1996  DECEMBER 31, 1995
                       ---------------   ---------------   -----------    ------------    ---------------
      MARKET PRICE          $24.125          $25.00         $24.00        $23.875            $22.625

      NET ASSET VALUE        29.28            30.07          29.57         29.28              27.58


DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                      CAPITAL GAIN
                                                     ----------------------------------------------
                                 DIVIDENDS PAID'D'       PAID           REALIZED       UNREALIZED'D''D'
                                 -----------------   ------------        --------    --------------
                                       $0.66            $2.722           $2.82           $6.77

THE NET REALIZED CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS PAID IN 1996 TOTALLED $3.382. THIS IS EQUAL TO 11.4% OF THE CORPORATION'S AVERAGE END-OF-QUARTER
     NET                              ASSET                              VALUES.
     ---------------------------------------------------------------------------

* These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

** The S&P 500 and the Lipper Closed-End Growth & Income Funds Average are unmanaged benchmarks that assume investment of dividends. The S&P 500 does not reflect fees and sales charges, and the Lipper Closed-End Growth & Income Funds Average does not reflect sales charges. Investors may not invest directly in an index or an average.

'D'     Preferred Stockholders were paid dividends totaling $2.50 per share.

'D''D' Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1996.

--------------------------------------------------------------------------------
                                       4

TRI-CONTINENTAL CORPORATION

WHAT WAS THE  INVESTMENT STRATEGY DURING THE YEAR?

"We continued to maintain a broadly diversified portfolio. Investment strategy focused on purchasing undervalued stocks with potential for long-term appreciation. Within the portfolio, the most promising opportunities were found in restructuring companies. We made investments in companies whose managements were working to improve the corporate balance sheets, increase efficiency, and therefore enhance profitability. Within this restructuring model, we purchased General Signal Corporation, Olin Corporation, and Woolworth Corporation, which all had a strong year as their managements' efforts were rewarded by the markets. Similarly, we recently purchased Ford Motor Company, which we believe should benefit from management's efforts to cut costs and improve productivity and profitability. We also established meaningful positions in AMP Inc. and Raytheon Company, as we anticipate improving performance from both companies due to their managements' efforts to improve long-term results in 1997 and beyond."

WHICH SECTORS IN THE PORTFOLIO IMPROVED THE CORPORATION'S INVESTMENT RESULTS DURING THE YEAR?
"The strength of the economy broadly benefited the capital goods sector. As the Corporation's portfolio was overweighted in this area, overall investment results were improved. The strongest capital goods stocks in the portfolio included United Technologies Corporation, an aerospace company, General Electric Company, a supplier of electrical equipment, and Illinois Tool Works Inc., a tool manufacturer."

   "Elsewhere, we were able to find good value in the technology market and purchase selected companies as the sector experienced weakness early in 1996 and again at mid year. Tri-Continental's technology holdings performed well, particularly in the fourth quarter. The Corporation's investments in Compaq Computer Corporation, Intel Corporation, and Microsoft Corporation benefited stockholders in 1996."

   "Early in the year, we were overweighted in consumer cyclical stocks such as retailers, auto makers, and printers/publishers, whose performance is directly affected by economic cycles and which benefited from the low inflation levels and the economy's growth. Stocks such as Liz Claiborne, Inc. a retailer, Harley-Davidson Inc., an auto and truck manufacturer, and Tribune Co., a printer/publisher, all contributed to investment results. As several of the portfolio's retail stocks reached full valuation during the year, we reduced the portfolio's weighting in the sector, taking profits. Other strong sectors in the portfolio included banking and financial services, which performed well in the second half of the year as interest rates declined."

WHICH SECTORS IN THE PORTFOLIO IMPAIRED THE CORPORATION'S INVESTMENT RESULTS IN 1996?
"The portfolio's holdings in basic materials stocks had a lackluster year and industries affected included the chemicals, paper, and steel industries. However, we believe the strongest basic materials companies still have good prospects, and should see improving performance in the coming year. Utilities also underperformed due to continued problems associated with the deregulation of the industry. Nonetheless, the Corporation's utility holdings, particularly its natural gas stocks, outperformed the average of their peers in the overall market. The Corporation's utility weighting was slowly reduced throughout the year as prices approached the high end of their historic ranges."

WHAT IS THE OUTLOOK?
"We believe the Corporation is well positioned for 1997. Stock selection will be crucial in the coming year, as we expect the marketplace to focus increasingly on fundamentals. Currently, we find the greatest value in cyclical and restructuring issues, and are overweighted in these areas. We will continue to take a cautious approach as many companies are trading at historically high valuations. We will also maintain our rigorous investment discipline, focusing on companies with strong fundamentals which are selling at attractive valuations."

TRI-CONTINENTAL CORPORATION

HIGHLIGHTS OF THE YEAR

NET ASSET VALUE of each share of Common Stock was $29.28 at December 31, compared to $27.58 at the start of the year. If you took the July and December gain distributions in additional shares, the net asset value of each share you owned at the beginning of 1996 was equivalent to $32.62 at year end. Assuming you invested dividends and took the gain distributions in shares, your total return was 21.45%.

DISTRIBUTION OF REALIZED GAIN
Your Directors declared a distribution of $0.572 per Common share from the balance of taxable net gains realized from November 1, 1995, through December 31, 1995, consisting of $0.440 from net long-term gains and $0.132 from net short-term gains, which was paid on July 1, 1996, to Stockholders of record June 21, 1996.

     A distribution of $2.15 per Common share from taxable net gains realized from January 1, 1996, through October 31, 1996, consisting of $2.01 from net long-term gains and $0.14 from net short-term gains was paid on December 20, 1996, to Stockholders of record December 13, 1996.

   The Corporation was required to distribute to Common Stockholders the total undistributed net capital gains realized through October 31, 1996, to avoid a 4% federal excise tax. The undistributed net capital gain realized from November 1, 1996, to December 31, 1996, of $0.80 per Common share remains a part of the underlying market value of Common Stock shares as of December 31, 1996. This amount will be distributed to Common Stockholders during 1997, at which time Common Stockholders will be subject to federal income taxes on the amount distributed.

   The number of shares of Common Stock issued to those who took the July and December payments in shares was determined by dividing the total dollar amount payable by $24.188 and $24.313, the mean of the high and low market prices on the New York Stock Exchange on June 19 and December 11, respectively. Distributions should be taken into account in measuring the results of an investment in Tri-Continental Common Stock, and should be taken in shares if you want your investment to benefit from the full effect of compounding. Please refer to the discussion on page 12.

OPERATING EXPENSES for the year were $16,885,209. The ratio of expenses to the average value of net assets was 0.62%, down from 1995's expense ratio of 0.63%.

COMMON STOCK DIVIDENDS, paid quarterly, totaled $0.66 per share on an average of 90,088,000 shares, compared to $0.73 in 1995 when, on average, there were approximately 6,117,000 fewer shares outstanding. Common Stock dividends paid in 1996 with the December 1995 and July 1996 capital gain distributions taken in additional shares were equivalent to $0.73 per share.

PREFERRED STOCK DIVIDENDS paid each quarter completed 67 years of uninterrupted payments. Total net investment income available to cover the $2.50 Preferred Stock dividend was equivalent to $82.13 per Preferred share.

TRI-CONTINENTAL CORPORATION

ASSETS AT YEAR END:                             1996               1995
                                            ------------       ------------

Total assets ...........................   $2,875,674,116    $2,528,405,417
  Amounts owed .........................        3,010,792        21,619,659
                                           --------------    --------------
NET INVESTMENT ASSETS ..................   $2,872,663,324    $2,506,785,758
Preferred Stock, at par value ..........       37,637,000        37,637,000
                                           --------------    --------------
Net assets for Common Stock ............   $2,835,026,324    $2,469,148,758
                                           ==============    ==============
Common shares outstanding ..............       96,836,874        89,512,184
NET ASSETS BEHIND EACH
  COMMON SHARE .........................           $29.28            $27.58
With 1996 gain distributions
  taken in shares ......................           $32.62                --

TAXABLE GAIN:
Net capital gain realized ..............   $  272,983,871    $  220,082,721
  Per Common share .....................            $2.82             $2.46
Undistributed capital gains, end of year   $   77,104,262    $   50,976,673
  Per Common share, end of year ........            $0.80             $0.57
Unrealized capital gain, end of year ...   $  655,972,946    $  494,660,634
  Per Common share, end of year ........            $6.77             $5.53
DISTRIBUTION OF GAIN:
  Per Common share* ....................           $2.722             $2.01

INCOME:
Total income earned ....................   $   78,706,060    $   76,774,096
  Expenses .............................       16,885,209        14,507,036
  Preferred Stock dividends ............        1,881,850         1,881,850
                                           --------------    --------------
Income for Common Stock ................   $   59,939,001    $   60,385,210
                                           ==============    ==============
Expenses to average net assets .........             0.62%            0.63%

DIVIDENDS PER COMMON SHARE .............            $0.66             $0.73
  With December 1995 and July 1996 gain
  distributions taken in shares ........            $0.73                --

----------
* The Corporation's net capital gain realized for the year 1996 was $2.82 per share of Common Stock outstanding at December 31, 1996. However, the Corporation was required to distribute only the total undistributed net capital gains realized November 1, 1995, through October 31, 1996 ($2.722), to avoid a 4% federal excise tax. The undistributed net realized capital gain remains a part of the underlying market value of Common Stock shares as of December 31, 1996. This amount will be distributed to Common Stockholders during 1997, at which time Common Stockholders will be subject to federal income taxes on the amount received.

TRI-CONTINENTAL CORPORATION


DIVERSIFICATION OF ASSETS

The diversification of portfolio holdings by industry on December 31, 1996, was as follows. Individual securities owned are listed on pages 17 to 25.

                                                                                         PERCENT OF NET
                                                                                       INVESTMENT ASSETS
                                                                                          DECEMBER 31,
                                                                                      ------------------
                                     ISSUES       COST             VALUE                 1996      1995
                                   ---------  -------------   --------------          ---------  -------
Net Cash and Short-Term
 Holdings                               2   $  270,304,248   $  270,304,248               9.4%      6.9%
                                       ---  --------------   --------------           --------   -------
Common Stocks and
 Convertible Issues:

 Aerospace                              5   $   64,463,552   $   80,650,000               2.8%      3.7%
 Automotive and related                 9      102,967,158      113,880,750               4.0       3.4
 Basic materials                        5       52,158,119       55,890,663               2.0       1.0
 Building and construction              1       10,822,199       16,800,000               0.6       1.3
 Chemicals                              5       60,973,871       76,064,529               2.6       4.3
 Communications                        10       96,494,844      117,146,301               4.1       4.2
 Computer and business services         8       99,772,733      155,659,375               5.4       3.8
 Consumer goods and services           15      220,181,567      285,419,458               9.9      12.7
 Diversified                            6       77,172,942      111,806,250               3.9       4.0
 Drugs and health care                 12      114,678,333      177,470,704               6.2       6.6
 Electric and gas utilities            11       94,440,473      117,265,323               4.1       2.3
 Electronics                            9      143,870,440      166,130,063               5.8       2.3
 Energy                                10      112,337,057      183,778,254               6.4       7.7
 Entertainment and leisure              4       24,792,631       32,715,665               1.1       1.3
 Environmental management               1       18,502,310       15,750,000               0.5       0.3
 Finance and insurance                 20      216,076,281      355,251,241              12.3      11.1
 Manufacturing and
  industrial equipment                 13      157,327,946      205,266,784               7.2       5.8
 Packaging and paper                   --               --               --                --       0.1
 Paper and forest products              5       77,385,819       88,324,846               3.1       2.7
 Publishing                             3       24,137,618       37,788,140               1.3       2.2
 Real estate investment trusts          5       25,725,615       31,679,057               1.1       1.5
 Retail trade                           7       88,707,713      108,347,661               3.8       6.3
 Steel                                  1       10,762,500       12,337,500               0.4       1.0
 Transportation                         4       39,040,939       41,653,581               1.5       2.3
                                     ----   --------------   --------------            ------     ------
                                      169   $1,932,792,660   $2,587,076,145              90.1%     91.9%
                                     ----   --------------   --------------            ------     ------
Tri-Continental
 Financial Division                     3   $   13,593,470   $   15,282,931               0.5%      1.2%
                                     ----   --------------    -------------            ------     ------
NET INVESTMENT ASSETS                 174   $2,216,690,378   $2,872,663,324             100.0%    100.0%
                                     ====   ==============    =============            ======     ======

TRI-CONTINENTAL CORPORATION


LARGEST PORTFOLIO CHANGES
OCTOBER 1 TO DECEMBER 31, 1996


                                       SHARES
                                -------------------
                                           HOLDINGS
ADDITIONS                       INCREASE   12/31/96
                                --------   --------
COMMON STOCKS
Federal-Mogul Corporation        500,000    500,000
Ford Motor Company               300,000    300,000
Frontier Corporation             400,000    800,000
Great Western Financial
  Corporation                    400,000    400,000
Hercules, Inc.                   300,000    300,000
Ikon Office Solutions Inc.       228,100    228,100
Novellus Systems, Inc.           200,000    200,000
Parker-Hannifin Corporation      325,000    325,000
Raytheon Company                 200,000    500,000
Security Capital
  US Realty Trust              1,000,000  1,000,000

                                       SHARES
                                -------------------
                                           HOLDINGS
REDUCTIONS                      DECREASE   12/31/96
                                --------   --------
COMMON STOCKS
Coca-Cola Company                 300,000        --
Conrail Inc.                      200,000        --
Donnelley (R.R.) & Sons
  Company                         600,000        --
Fleet Financial Group, Inc.       650,000        --
Gillette Company                  200,000        --
Philip Morris
  Companies, Inc.                 150,000        --
Reader's Digest Association,
  Inc. Class "A"                  400,000        --
Rubbermaid Incorporated           800,000        --
SBC Communications Inc.           400,000        --



Largest portfolio changes are based on cost of purchases or proceeds from sales of securities.



10 LARGEST HOLDINGS
DECEMBER 31, 1996

                                                                                  INCREASE (DECREASE)
                                                  DECEMBER 31, 1996               IN PER SHARE PRICE
                                             ---------------------------        ----------------------
                                                 COST            VALUE              FOR       SINCE
                                                (000S)          (000S)             1996      PURCHASE
                                             ----------      ----------         ---------  -----------
General Electric Company                     $   12,552      $   34,606            37.3%        175.7%
General Signal Corporation                       26,999          34,200            32.0          26.7
Bank of New York Company, Inc.                   16,668          33,750            38.5         102.5
Intel Corporation                                14,378          32,734           130.5         127.7
American International
  Group, Inc.                                    10,386          32,475            17.0         212.7
General Re Corporation                           25,039          31,550             1.8          26.0
International Flavors &
  Fragrances Inc.                                32,892          31,500            (4.2)*        (4.2)
Motorola Inc.                                    24,138          30,688             7.7          27.1
AMP Inc.                                         27,743          29,414             0.0           6.0
Exxon Corporation                                15,838          29,400            22.3          85.6
                                             ----------      ----------
                                             $  206,633      $  320,317
                                             ==========      ==========

* From date of purchase.

TRI-CONTINENTAL CORPORATION


Tri-Continental is a closed-end investment company whose stock is listed on the New York Stock Exchange. Unlike mutual funds, whose shares sell at net asset value, the market price of Tri-Continental stock is set by the forces of supply and demand. Therefore, the market price of Tri-Continental's stock can be above its net asset value, selling at a premium, or below its net asset value, selling at a discount.


TRI-CONTINENTAL'S CURRENT DISCOUNT IN PERSPECTIVE

The chart below shows Tri-Continental's year-end premium or discount for the 20 years ended December 31, 1996. During this period, the premium was as high as 2.45% at December 31, 1986, and the discount was as wide as 25.12% on December 31, 1980. The median discount was 13.725%. Tri-Continental's year-end 1996 discount of 17.61% is narrower than the 17.97% discount at year-end 1995, and is within the third quartile of the premium/discount range experienced in the past 20 years.

   Tri-Continental's discounts and premiums in the past 20 years are generally consistent with those of many other closed-end Funds with similar investment objectives.

[THE FOLLOWING TABLE REPRESENTS A GRAPH IN THE PRINTED PIECE.]

YEAR                 PREMIUM/DISCOUNT RANGE
END                        1977-1996
----                       ---------

1977                         -12%
1978                         -22%
1979                         -23%
1980                         -25%
1981                         -20%
1982                          -8%
1983                          -5%
1984                          -2%
1985                          -1%
1986                           2%
1987                         -14%
1988                         -18%
1989                         -16%
1990                         -13%
1991                          -3%
1992                          -9%
1993                         -14%
1994                         -16%
1995                         -18%
1996                         -18%

TRI-CONTINENTAL CORPORATION

A PRUDENT WAY TO PROTECT AND INCREASE ASSETS

Regardless of the changes in the discount or premium, an investment in Tri-Continental has been a good way to protect and increase assets -- even over periods as short as five years. The chart below illustrates how a $10,000 investment grew in each five-year period in the past 20 years. The table lists these periods in order of the greatest widening of the discount to the greatest narrowing of the discount ("Percentage Point Difference").

                                              PERCENTAGE   MARKET VALUE OF COST OF LIVING
     5-YEAR              PREMIUM/DISCOUNT        POINT     $10,000 AT END  ADJUSTMENT FOR   INCREASE IN
 HOLDING PERIOD         START         END     DIFFERENCE      OF PERIOD*        $10,000    BUYING POWER
---------------       --------     --------   ----------   -------------- --------------- --------------
Dec. 31, 91-96          -2.87%      -17.61%      -14.74       $15,422          $11,501        $ 3,921
Dec. 31, 84-89          -1.91%      -16.18%      -14.27        21,063           11,975          9,088
Dec. 31, 83-88          -4.69%      -18.26%      -13.57        16,128           11,895          4,233
Dec. 31, 85-90          -1.36%      -13.11%      -11.75        16,169           12,242          3,927
Dec. 31, 82-87          -7.58%      -13.85%       -6.27        18,826           11,824          7,002
Dec. 31, 86-91          +2.45%       -2.87%       -5.32        18,262           12,480          5,782
Dec. 31, 90-95         -13.11%      -17.97%       -4.86        18,079           11,480          6,599
Dec. 31, 89-94         -16.18%      -16.14%       +0.04        14,618           11,872          2,746
Dec. 31, 76-81         -20.52%      -20.44%       +0.08        16,660           16,151            509
Dec. 31, 77-82         -12.01%       -7.58%       +4.43        25,115           15,717          9,398
Dec. 31, 88-93         -18.26%      -13.60%       +4.66        21,244           12,100          9,144
Dec. 31, 87-92         -13.85%       -9.03%       +4.82        21,152           12,296          8,856
Dec. 31, 78-83         -21.77%       -4.69%      +17.08        31,388           14,963         16,425
Dec. 31, 79-84         -22.54%       -1.91%      +20.63        26,287           13,729         12,558
Dec. 31, 81-86         -20.44%       +2.45%      +22.89        33,969           11,755         22,214
Dec. 31, 80-85         -25.12%       -1.36%      +23.76        26,834           12,665         14,169

* Adjusted for the effect of the 1992 rights offering.

   The five-year period ended December 31, 1996, for example, experienced the greatest widening of the discount of any five-year period back to 1976. Even so, a $10,000 investment in Tri-Continental at the beginning of this period (December 31, 1991) would have grown to $15,422 at the end of the period (December 31, 1996). To keep up with inflation (the Consumer Price Index) in this five-year period, $10,000 would have had to increase to $11,501. Therefore, a Tri-Continental investor's buying power would have increased by $3,921 ($15,422 - $11,501).

   A narrowing of the discount is generally associated with even better results. The five years ended December 31, 1985, for example, experienced the greatest narrowing of the discount -- by 23.76 percentage points. A $10,000 investment made at the beginning of this period (December 31, 1980) was worth $26,834 at the end of the period (December 31, 1985). To keep up with inflation in this five-year period, $10,000 would have had to increase to $12,665. Therefore, a Tri-Continental investor's buying power would have increased by $14,169 ($26,834
- $12,665).

   The information provided is based on past performance, which is no guarantee of future results, and excludes any commissions or costs associated with the purchase of Tri-Continental shares. In addition, capital gain and dividend distributions taken in additional shares are subject to personal income tax in the year earned. The examples shown do not reflect the effect of such taxes.

   THE EXAMPLES IN THE TABLE ASSUME THE INVESTMENT OF BOTH CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS IN ADDITIONAL SHARES -- BOTH ARE IMPORTANT TO YOUR PARTICIPATION IN THE FUTURE GROWTH OF BOTH CAPITAL AND INCOME PROVIDED BY TRI-CONTINENTAL.

TRI-CONTINENTAL CORPORATION

THE WAY TO BUILD YOUR CAPITAL INVESTMENT IN TRI-CONTINENTAL

In order for a Common Stockholder to fully realize the opportunity for capital appreciation of his or her investment in Tri-Continental, capital gain distributions must be taken in additional shares. Taking capital gain distributions in cash, as opposed to taking them in additional shares, is comparable to an investor selling an individual security at a profit and only reinvesting the original cost of the investment. Such a strategy would maintain only the value of the investor's portfolio at the original investment amount. Of course, the portfolio's value would also reflect any unrealized gains or losses.

     The following table illustrates how taking capital gain distributions in additional shares contributes to the capital appreciation of an investment in Tri-Continental. As an example of how to use this table, let's look at 1,000 shares of Tri-Continental purchased on December 31, 1976, at a cost of $22.00 per share ($22,000). In 1977, the realized capital gain distribution of $1.19 per share would have been worth $1,190 -- enough to purchase an additional 58.40 shares. Had this process of taking capital gain distributions in additional shares continued, by the end of 1996 the initial 1,000 share purchase would have grown to a holding of 6,550.03 shares. At the year-end 1996 market price of $24.125, the market value of the initial $22,000 investment would have increased to $158,020. By contrast, had the capital gain distributions not been taken in additional shares over the 20-year period, the initial investment of $22,000 would be worth only $24,125 (1,000 shares x $24.125) at December 31, 1996.

                                                        ENDING
                       GAIN PAID      NEW SHARES       NUMBER OF        YEAR-END          YEAR-END
          YEAR         PER SHARE         PAID           SHARES        MARKET PRICE      MARKET VALUE
       ----------     ----------     ------------     ----------      ------------      -------------
          1976             --               --        1,000.00           $22.000           $ 22,000
          1977          $1.19            58.40        1,058.40            20.625             21,830
          1978           1.21            69.23        1,127.63            17.625             19,874
          1979           1.01            65.31        1,192.94            19.875             23,710
          1980           1.08            62.85        1,255.79            23.625             29,668
          1981           1.64           100.16        1,355.95            20.750             28,136
          1982           2.72           204.90        1,560.85            26.875             41,948
          1983           1.48            91.71        1,652.56            29.375             48,544
          1984           4.46           314.46        1,967.02            24.875             48,930
          1985           2.40           191.71        2,158.73            29.375             63,413
          1986           6.96           555.29        2,714.02            28.625             77,689
          1987           3.73           461.50        3,175.52            20.625             65,495
          1988           1.25           199.72        3,375.24            19.250             64,973
          1989           2.55           382.52        3,757.76            23.000             86,428
          1990           1.60           271.75        4,029.51            21.375             86,131
          1991           1.80           278.97        4,308.48            27.750            119,560
          1992           1.67           273.60        4,582.08            25.500            116,843
          1993           1.80           350.03        4,932.11            23.750            117,138
          1994           1.90           467.08        5,399.19            19.875            107,309
          1995           2.01           479.66        5,878.85            22.625            133,009
          1996           2.722          671.18        6,550.03            24.125            158,020

TRI-CONTINENTAL CORPORATION

THE WAY TO INCREASE DIVIDEND INCOME

The following chart compares the year-end annual dividend income paid on 1,000 shares of Tri-Continental purchased on December 31, 1976, at a total price of $22,000, with and without the capital gain distributions taken in additional shares.

   Although the per-share dividends for these two strategies are identical, the increase in shares due to the investment of capital gain distributions has a significant impact on the total yearly dividend income -- an impact that builds over time. In 1996, the total dividend income was $3,924.53 for the individual who had taken capital gain distributions in additional shares over the 20-year period. By contrast, for the individual who failed to take capital gain distributions in additional shares, the share balance would have remained at 1,000 and just $660.00 in total income would have been produced in 1996.

                            GROWING DIVIDEND INCOME


[THE FOLLOWING TABLE REPRESENTS A GRAPH IN THE PRINTED PIECE.]

        Annual dividend income                    Annual Dividend Income
      WITH capital gains invested               WITHOUT capital gains invested
         in additional shares.*                      in additional shares.
         ----------------------                      ---------------------

1976           $     600                                      $    600
1977           $   1,048                                      $    990
1978           $   1,195                                      $  1,060
1979           $   1,265                                      $  1,060
1980           $   1,432                                      $  1,140
1981           $   1,559                                      $  1,150
1982           $   1,686                                      $  1,080
1983           $   1,801                                      $  1,090
1984           $   2,223                                      $  1,130
1985           $   2,245                                      $  1,040
1986           $   2,387                                      $    970
1987           $   2,418                                      $    890
1988           $   2,572                                      $    810
1989           $   2,835                                      $    840
1990           $   3,232                                      $    860
1991           $   3,143                                      $    780
1992           $   3,395                                      $    780
1993           $   3,666                                      $    800
1994           $   3,896                                      $    790
1995           $   3,941                                      $    730
1996           $   3,925                                      $    660

* Adjusted for the effect of the 1992 rights offering.

TRI-CONTINENTAL CORPORATION

THE WAY TO MAXIMIZE VALUE AND FUTURE INCOME

For those individuals who do not need current income, reinvesting dividend income as well as capital gain distributions produces an even more rapid accumulation of Tri-Continental shares with a commensurate increase in both value and future income.

   This chart illustrates how a purchase of 1,000 shares of Tri-Continental for $22,000 in 1976 accumulates over a 20-year period through the investment of capital gain distributions only, and through the investment of both dividends and capital gains.


                           BUILDING WEALTH AND INCOME

[THE FOLLOWING TABLE REPRESENTS A GRAPH IN THE PRINTED PIECE.]

          NO                   INVEST                      INVEST
      INVESTMENT           CAPITAL GAINS                CAPITAL GAINS
    OF DISTRIBUTIONS            ONLY*                   AND DIVIDENDS*
    ----------------       -------------                --------------

              $1,000       $ 6,550.032                  $14,536.123


Market Value at December 31, 1996
          $24,125.00       $158,019.52                  $350,683.97

1996 Dividend Income
          $   660.00       $  3,924.53                  $  8,570.22


* Adjusted for the effect of the 1992 rights offering.

   Had you choosen to take BOTH capital gain and dividend distributions in additional shares, at the end of 1996 you would have had 14,536.123 shares with a total market value of $350,638.97, and $8,570.22 in total income would have been produced in 1996.

TRI-CONTINENTAL CORPORATION

STOCKHOLDER SERVICES

Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

PURCHASES OF COMMON STOCK. Under the Automatic Dividend Investment and Cash Purchase Plan, and other Stockholder plans, purchases of Common Stock were made by the Corporation in the open market and from Stockholders participating in withdrawal plans to satisfy Plan requirements. Those shares are then sold to Stockholders using the Plan. During 1996, 2,026,442 shares were purchased by Stockholders through the Plan.

   The Corporation may make additional purchases of its Common Stock in the open market at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during 1996.

INDIVIDUAL RETIREMENT ACCOUNT TRUST (IRA) is available to individuals under age 70 1/2 who have earned income. The maximum annual deductible individual contribution is $2,000. A married person with a non-working spouse may set aside $4,000 annually, while a working couple may also shelter up to $4,000 a year. If your adjusted gross income as a single person exceeds $25,000 a year, or as a married couple filing jointly exceeds $40,000, and you or your spouse are participating in an employer's retirement plan, your deduction for the IRA contribution is reduced or eliminated. To the extent that your deduction for an IRA contribution is reduced, you will be able to make a non-deductible contribution, the earnings on which accumulate tax-free. The IRA allows you to invest for your retirement, to defer taxes on dividend and gain distributions, and to provide benefits for your spouse, if you wish.

ROLLOVER IRAS. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into an IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. However, if you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

RETIREMENT PLANNING -- QUALIFIED PLANS. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that were previously available only to corporations. Maximum contribution levels are 25% of earned income (reduced by plan contributions), up to $30,000 per participant for pension plans, and 15%, up to $30,000, for profit-sharing plans. For retirement plan purposes, no more than $150,000 may be taken into account as earned income under the plan in 1996 and future years (subject to adjustments to reflect cost of living increases). Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer's retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director's fees.

TRI-CONTINENTAL CORPORATION

RETIREMENT PLAN SERVICES provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the Continental U.S.

GIFTS FREE OF FEDERAL TAX are often made using Tri-Continental Common Stock. You may give as much as $10,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $20,000 a year.

THE AUTOMATIC CASH WITHDRAWAL PLAN enables owners of Common shares with a market value of $5,000 or more to receive a fixed amount from their investment at regular intervals. Investors use the plan to supplement current or retirement income, for educational expenses, or for other purposes.


FEDERAL TAXES

Quarterly dividends paid on both the Preferred and Common Stocks for 1996, and the distribution from net short-term gain of $0.132 and $0.140 per Common share paid on July 1 and December 20, respectively, are subject to federal income tax as "ordinary income." Under the Internal Revenue Code, 73% of such 1996 ordinary dividend income paid to Common and Preferred Stockholders qualifies for the dividend received deduction available to corporate stockholders. In order to claim the dividend received deduction on these distributions, corporate stockholders must have held the shares for at least 46 days.

   The distributions of $0.44 and $2.01 from net long-term gain realized on investments from November 1 to December 31, 1995, and January 1, 1996, through October 31, 1996, respectively, were paid to Common Stockholders on July 1 and December 20, 1996, respectively. The long-term gain is designated as a "capital gain dividend" for federal income tax purposes and is taxable to stockholders in 1996 as a long-term gain from the sale of capital assets, no matter how long Tri-Continental Common Stock may have been owned. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less from date of purchase, any loss would be treated as long-term to the extent it offsets the long-term gain distribution.

   The tax cost basis of shares acquired by investing the July 1 and December 20 capital gain distributions in additional shares was $24.188 and $24.313 per share, respectively.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS                                                                  DECEMBER 31, 1996
                                                                           SHARES                VALUE
                                                                      ----------------     ----------------
COMMON STOCKS - 87.0%

AEROSPACE - 2.8%
GENERAL DYNAMICS CORPORATION                                               200,000           $ 14,100,000
  Diversified defense contractor
GENERAL MOTORS CORPORATION CLASS "H"                                       200,000             11,250,000
  Diversified aerospace manufacturer-- missiles, satellites, and communications systems
LOCKHEED MARTIN CORPORATION                                                125,000             11,437,500
  Manufacturer of missiles and space systems, aeronautical systems, and provider of technology services
RAYTHEON COMPANY                                                           500,000             24,062,500
  Producer of defense and commercial electronics
UNITED TECHNOLOGIES CORPORATION                                            300,000             19,800,000
  Manufacturer of elevators, jet engines, flight systems, and
  automotive parts                                                                           ------------
                                                                                             $ 80,650,000
                                                                                             ------------
AUTOMOTIVE AND RELATED - 3.6%
AUTOLIV (ADRS)'D'                                                           70,000           $  3,045,000
  Swedish supplier of safety restraint systems
BORG-WARNER AUTOMOTIVE, INC.                                               221,300              8,520,050
  Manufacturer of automotive powertrain components
ECHLIN INC.                                                                900,000             28,462,500
  Manufacturer of brakes and auto replacement parts
FEDERAL-MOGUL CORPORATION                                                  500,000             11,000,000
  Manufacturer of transmission products
FORD MOTOR COMPANY                                                         300,000              9,562,500
  Manufacturer of automobiles, trucks, and related parts
GENUINE PARTS COMPANY                                                      330,000             14,685,000
  Supplier of retail and wholesale auto parts
HARLEY-DAVIDSON INC.                                                       400,000             18,800,000
  Motorcycle manufacturer
VOLKSWAGEN AG (ADRS)*                                                      100,000              8,305,700
  German manufacturer of automobiles                                                         ------------
                                                                                             $102,380,750
                                                                                             ------------
BASIC MATERIALS - 2.0%
ALUMINUM COMPANY OF AMERICA                                                200,000           $ 12,750,000
  US aluminum producer
IKON OFFICE SOLUTIONS INC.                                                 228,100             11,775,663
  Distributor of paper and office products
NUCOR CORPORATION                                                          200,000             10,200,000
  Mini-mill steel producer
POHANG IRON & STEEL (ADSS)                                                 210,000              4,252,500
  Korean steel producer
REYNOLDS METALS COMPANY                                                    300,000             16,912,500
  Manufacturer of finished aluminum products                                                 ------------
                                                                                             $ 55,890,663
                                                                                             ------------
BUILDING AND CONSTRUCTION - 0.6%
SHERWIN-WILLIAMS CORPORATION                                               300,000           $ 16,800,000
  Manufacturer of paints and related products                                                ------------


----------
See footnotes on page 25.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (CONTINUED)                                                    DECEMBER 31, 1996

                                                                           SHARES                VALUE
                                                                           ------              ----------
CHEMICALS - 2.6%
BAYER AG                                                                   400,000           $ 16,220,779
  German producer of specialty chemicals, pharmaceuticals, and plastics
DOW CHEMICAL COMPANY                                                       250,000             19,593,750
  Producer of diversified chemicals
HERCULES, INC.                                                             300,000             12,975,000
  Manufacturer of specialty chemicals
MORTON INTERNATIONAL, INC.                                                 300,000             12,225,000
  Manufacturer and marketer of adhesives, coatings, salt,
  and specialty products
OLIN CORPORATION                                                           400,000             15,050,000
  Producer of chemicals, defense products, ammunition, and metals                             -----------
                                                                                             $ 76,064,529
                                                                                              -----------
COMMUNICATIONS - 4.1%
ALCATEL ALSTHOM COMPAGNIE GENERALE D'ELECTRICITE                            65,000           $  5,220,039
  French developer of equipment and systems for
  public telecommunications
ALLTEL CORPORATION                                                         500,000             15,687,500
  Telephone utility
FRONTIER CORPORATION                                                       800,000             18,100,000
  Telephone utility
GTE CORPORATION                                                            600,000             27,300,000
  Manufacturer of telephone systems and equipment
INDOSAT (ADRS)                                                              84,200              2,304,975
  International telecommunications for the Indonesian market
TELE DANMARK (ADSS)                                                        415,000             11,308,750
  Provider of domestic and international telephone services
  in Denmark
TELECOM ITALIA-DI RISP                                                   2,526,000              4,925,534
  Provider of the whole spectrum of
  telecommunications services throughout Italy
TELECOM ITALIA MOBILE-DI RISP                                            2,526,000              3,602,628
  Provider of the whole spectrum of mobile
  telecommunications services throughout Italy
TELEPORT COMMUNICATIONS GROUP INC. CLASS "A"*                              300,000              9,150,000
  Provider of telecommunications services
WORLDCOM INC.*                                                             750,000             19,546,875
  Telephone utility                                                                           -----------
                                                                                             $117,146,301
                                                                                              -----------
COMPUTER AND BUSINESS SERVICES - 5.4%
AUTOMATIC DATA PROCESSING, INC.                                            350,000           $ 15,006,250
  Provider of data processing services
COMPAQ COMPUTER CORPORATION*                                               250,000             18,562,500
  Global PCmanufacturer
ELECTRONIC DATA SYSTEMS CORPORATION                                        450,000             19,462,500
  Provider of computer systems and services
FIRST DATA CORPORATION                                                     400,000             14,600,000
  Provider of data processing services
HEWLETT-PACKARD COMPANY                                                    300,000             15,075,000
  Computers and peripherals
INTEL CORPORATION                                                          250,000             32,734,375
  Manufacturer of semiconductors/memory circuits

----------
See footnotes on page 25.
                                       18

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (CONTINUED)                                                    DECEMBER 31, 1996

                                                                           SHARES                VALUE
                                                                           ------               ---------
COMPUTER AND BUSINESS SERVICES (continued)
MICROSOFT CORPORATION*                                                     300,000          $  24,806,250
  Developer of computer software
SUN MICROSYSTEMS, INC.*                                                    600,000             15,412,500
  Marketer of networked workstations                                                         ------------
                                                                                             $155,659,375
                                                                                             ------------
CONSUMER GOODS AND SERVICES - 9.9%
ADIDAS AG                                                                  165,960           $ 14,332,909
  German manufacturer of sporting equipment and footwear
ALLIED DOMECQ PLC                                                          870,000              6,801,279
  International food, drink, and hospitality group in the UK
B.A.T. INDUSTRIES PLC                                                    1,440,000             11,947,770
  Provider of financial services and producer of tobacco
  products in the UK
COLGATE-PALMOLIVE COMPANY                                                  300,000             27,675,000
  Manufacturer and marketer of household and personal care products
CPC INTERNATIONAL INC.                                                     250,000             19,375,000
  International food processor
EASTMAN KODAK COMPANY                                                      300,000             24,075,000
  Manufacturer and marketer of film and chemicals
GENERAL MILLS, INC.                                                        200,000             12,675,000
  Manufacturer and marketer of consumer foods and restaurants
INTERNATIONAL FLAVORS & FRAGRANCES INC.                                    700,000             31,500,000
  Developer and manufacturer of flavor and fragrance products
LIZ CLAIBORNE, INC.                                                        400,000             15,450,000
  Designer and distributor of women's apparel
MCDONALD'S CORPORATION                                                     400,000             18,100,000
  Franchiser of fast-food restaurants
PEPSICO, INC.                                                              900,000             26,325,000
  Manufacturer and marketer of soft drinks and consumer products
PROCTER & GAMBLE COMPANY                                                   200,000             21,500,000
  Manufacturer and distributor of household and personal care products
RJR NABISCO HOLDINGS CORPORATION                                           500,000             17,000,000
  Manufacturer of processed foods and consumer products
SARA LEE CORPORATION                                                       600,000             22,350,000
  Manufacturer of processed foods and consumer products
SYSCO CORPORATION                                                          500,000             16,312,500
  Food distributor                                                                           ------------
                                                                                             $285,419,458
                                                                                             ------------
DIVERSIFIED - 2.9%
ALLIED SIGNAL INC.                                                         300,000           $ 20,100,000
  Producer of aerospace and automotive materials
CORNING, INC.                                                              350,000             16,187,500
  Manufacturer of specialty glass products
MINNESOTA MINING & MANUFACTURING COMPANY                                   300,000             24,862,500
  Manufacturer of consumer and industrial goods and services
TENNECO, INC.                                                              500,000             22,562,500
  Shipbuilder and manufacturer of auto parts, chemicals,
  and plastic packaging                                                                      ------------
                                                                                             $ 83,712,500
                                                                                             ------------
DRUGS AND HEALTH CARE - 6.2%
ABBOTT LABORATORIES                                                        300,000           $ 15,225,000
  Developer and manufacturer of diversified health care products


----------
See footnotes on page 25.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (CONTINUED)                                                    DECEMBER 31, 1996
                                                                           SHARES                VALUE
                                                                           ------               ---------
DRUGS AND HEALTH CARE (CONTINUED)
AMERICAN HOME PRODUCTS CORPORATION                                         300,000           $ 17,587,500
  Developer and manufacturer of pharmaceuticals, food, and housewares
BAXTER INTERNATIONAL INC.                                                  250,000             10,250,000
  Manufacturer and distributor of hospital and laboratory products
BRISTOL-MYERS SQUIBB COMPANY                                               175,000             19,031,250
  Developer and manufacturer of health and personal care products
GUIDANT CORPORATION                                                        275,000             15,675,000
  Designer and manufacturer of cardiac rhythm management and coronary artery disease intervention equipment
MEDTRONIC, INC.                                                            225,000             15,300,000
  Manufacturer of pacemakers and related cardiovascular products
MERCK & CO., INC.                                                          300,000             23,775,000
  Manufacturer of pharmaceuticals
NOVARTIS AG*                                                                 6,800              7,770,704
  Swiss manufacturer of pharmaceuticals
PHARMACIA & UPJOHN, INC.                                                   250,000              9,906,250
  Swedish manufacturer of pharmaceuticals
SCHERING-PLOUGH CORPORATION                                                200,000             12,950,000
  Manufacturer of pharmaceuticals and health and personal care products
UNITED HEALTHCARE CORPORATION                                              250,000             11,250,000
  Manager of health care services
WARNER-LAMBERT COMPANY                                                     250,000             18,750,000
  Manufacturer of pharmaceuticals, toiletries, and food products                              -----------
                                                                                             $177,470,704
                                                                                              -----------
ELECTRIC AND GAS UTILITIES - 4.1%
BALTIMORE GAS & ELECTRIC COMPANY                                           400,000           $ 10,700,000
  Provider of electric and gas services
BRITISH GAS PLC (ADRS)                                                     115,000              4,370,000
  Gas supplier in UK
CENTRAL & SOUTH WEST CORPORATION                                           500,000             12,812,500
  Integrated electric utility holding company
EMPRESA NACIONAL DE ELECTRICIDAD (ADRS)                                    132,000              9,240,000
  Electric utility in Spain
ENTERGY CORPORATION                                                        500,000             13,875,000
  Owner of electric utility companies
HONG KONG & CHINA GAS COMPANY LTD.                                       4,800,000              9,277,911
  Producer, distributor, and marketer of natural gas to industrial and residential customers
HONG KONG & CHINA GAS COMPANY LTD. (WARRANTS)*                             400,000                222,380
  Producer, distributor, and marketer of natural gas to industrial and residential customers
HUANENG POWER INTERNATIONAL, INC. (ADRS)*                                  270,000              6,075,000
  Power company in China
SONAT INC.                                                                 400,000             20,600,000
  Producer of oil and gas
VEBA AG                                                                    230,000             13,217,532
  Provider of electric energy inGermany
THE WILLIAMS COMPANIES, INC.                                               450,000             16,875,000
  Producer of oil and gas                                                                     -----------
                                                                                             $117,265,323
                                                                                              -----------
ELECTRONICS - 5.8%
AMP Inc.                                                                   766,500           $ 29,414,438
  Manufacturer of electronic connectors and systems



----------
See footnotes on page 25.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (CONTINUED)                                                    DECEMBER 31, 1996
                                                                           SHARES               VALUE
                                                                           ------              ----------
ELECTRONICS (continued)
ARROW ELECTRONICS, INC.                                                    400,000           $ 21,400,000
  Distributor of electronic components
ATMEL CORPORATION*                                                         200,000              6,650,000
  Manufacturer of memory circuits
KEMET CORPORATION*                                                       1,000,000             23,062,500
  Manufacturer and supplier of ceramic capacitors
MOTOROLA INC.                                                              500,000             30,687,500
  Producer of semiconductors and communications equipment
NOVELLUS SYSTEMS, INC.*                                                    200,000             10,837,500
  Manufacturer of chemical vapor deposition equipment
SYNOPSYS, INC.*                                                            250,000             11,500,000
  Developer of integrated circuit design software
VISHAY INTERTECHNOLOGY, INC.*                                            1,000,000             23,375,000
  Developer and manufacturer of electronic resistive systems
XILINX, INC.*                                                              250,000              9,203,125
  Supplier of field programmable gate arrays                                                 ------------
                                                                                             $166,130,063
                                                                                             ------------
ENERGY - 6.4%
AMOCO CORPORATION                                                          275,000           $ 22,137,500
  Producer of oil and gas
ATLANTIC RICHFIELD COMPANY                                                 125,000             16,562,500
  Producer of oil and West Coast marketer
BAKER HUGHES INCORPORATED                                                  500,000             17,250,000
  Provider of products and services to explore for,
  extract, recover, and process oil and gas
ENRON CORPORATION                                                          500,000             21,562,500
  Explorer, transporter, and marketer of natural gas and oil
EXXON CORPORATION                                                          300,000             29,400,000
  Explorer and producer of natural gas, oil, and petroleum products
PANENERGY CORPORATION                                                      450,000             20,250,000
  Producer of oil and gas
SCHLUMBERGER LTD.                                                          200,000             19,975,000
  Worldwide provider of energy services
TEXACO INC.                                                                250,000             24,531,250
  Explorer, producer, transporter, refiner, and marketer of
  natural gas, oil, and petroleum products
TOTAL S.A. CLASS "B"                                                        76,983              6,259,504
  International oil enterprise in France
UNION PACIFIC RESOURCES GROUP INC.                                         200,000              5,850,000
  Explorer, developer, and producer of natural gas                                           ------------
                                                                                             $183,778,254
                                                                                             ------------
ENTERTAINMENT AND LEISURE - 1.1%
DISNEY (WALT) COMPANY                                                      250,000           $ 17,406,250
  Film entertainment, amusement parks, and
  other forms of leisure-related activities
NEWS CORP. LTD. (ADRS)                                                     260,000              5,427,500
  Provider of worldwide media and television services
NEWS CORP. LTD. (ADRS--VOTING PREFERENCE SHARES)                           130,000              2,291,250
  Provider of worldwide media and television services
TELEVISION BROADCAST                                                     1,900,000              7,590,665
  TV broadcasting; program production; rental of films; and advertising                      ------------
                                                                                             $ 32,715,665
                                                                                             ------------

----------
See footnotes on page 25.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (CONTINUED)                                                    DECEMBER 31, 1996

                                                                           SHARES               VALUE
                                                                           ------              ----------
ENVIRONMENTAL MANAGEMENT - 0.5%
BROWNING-FERRIS INDUSTRIES, INC.                                           600,000           $ 15,750,000
  Provider of solid and liquid waste management services                                     ------------

FINANCE AND INSURANCE - 12.2%
ABN-AMRO HOLDINGS N.V.                                                     127,717            $ 8,306,076
  Worldwide banking operator based in the Netherlands
ACE LIMITED                                                                300,000             18,037,500
  Provider of liability insurance
AMERICAN INTERNATIONAL GROUP, INC.                                         300,000             32,475,000
  International insurance holding company
AXA-UAP                                                                    166,509             10,587,277
  French provider of financial services and insurance
BANKAMERICA CORPORATION                                                    250,000             24,937,500
  Commercial banker in California and the Western states
BANK OF NEW YORK COMPANY, INC.                                           1,000,000             33,750,000
  Commercial banker
CITICORP                                                                   200,000             20,600,000
  Global commercial banker
FEDERAL NATIONAL MORTGAGE ASSOCIATION                                      600,000             22,350,000
  Mortgage financer
GENERAL RE CORPORATION                                                     200,000             31,550,000
  Property casualty re-insurer in the US
GREAT WESTERN FINANCIAL CORPORATION                                        400,000             11,600,000
  Savings and loan operator in California and Florida
GRUPO FINANCIERO BANAMEX ACCIVAL, S.A. CLASS "B"                         2,176,000              4,542,417
  Financial company involved in banking and stockbroking in Mexico
HOUSEHOLD INTERNATIONAL, INC.                                              200,000             18,450,000
  Provider of consumer loans, credit cards, equity loans, and life insurance
HSBC HOLDINGS PLC                                                          550,000             11,768,699
  UK provider of banking and financial services
ING GROEP N.V.                                                             431,093             15,514,659
  Provider of banking and insurance services in the Netherlands
IRISH LIFE PLC                                                           1,200,000              5,579,325
  UK provider of insurance and related products
KRUNG THAI BANK PUBLIC COMPANY LIMITED                                   1,100,000              2,122,476
  Provider of banking services in Taiwan
MELLON BANK CORPORATION                                                    400,000             28,400,000
  Commercial banker
ST. PAUL COMPANIES                                                         400,000             23,450,000
  Property and casualty insurer
TRAVELERS INCORPORATED                                                     600,000             27,225,000
  Provider of broad-based financial services                                                 ------------
                                                                                             $351,245,929
                                                                                             ------------
MANUFACTURING AND
  INDUSTRIAL EQUIPMENT - 6.7%
ABB AG (ADRS)                                                               97,000           $ 12,028,184
  Swedish manufacturer of heavy equipment for electric power generation and distribution
BTR PLC                                                                  1,300,000              6,322,550
  Global manufacturer of industrial goods in the UK
COOPER INDUSTRIES, INC.                                                    600,000             25,275,000
  Manufacturer of electrical products
EMERSON ELECTRIC CO.                                                       250,000             24,187,500
  Manufacturer of electric motors, hand-held tools, and miscellaneous electrical equipment

----------
See footnotes on page 25.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (CONTINUED)                                                    DECEMBER 31, 1996


                                                                           SHARES                VALUE
                                                                           ------              ----------
MANUFACTURING AND
  INDUSTRIAL EQUIPMENT (continued)

GENERAL ELECTRIC COMPANY                                                   350,000           $ 34,606,250
  Supplier of electrical equipment and other industrial
  and consumer products
GENERAL SIGNAL CORPORATION                                                 800,000             34,200,000
  Producer of capital goods
ILLINOIS TOOL WORKS, INC.                                                  200,000             15,975,000
  Manufacturer of fasteners, tools, and plastic items
INGERSOLL-RAND COMPANY                                                     300,000             13,350,000
  Manufacturer of machinery, equipment, bearings, and tools
MANNESMANN                                                                  22,500              9,675,000
  German manufacturer of plant and machinery equipment;
  automotive technology
PARKER-HANNIFIN CORPORATION                                                325,000             12,593,750
  Manufacturer of motion-control products
PACIFIC DUNLOP LTD.                                                      1,500,000              3,814,800
  Diversified Australian manufacturer                                                       -------------
                                                                                            $ 192,028,034
                                                                                            -------------
PAPER AND FOREST PRODUCTS - 3.1%
INTERNATIONAL PAPER COMPANY                                                600,000          $  24,225,000
  Manufacturer of paper, specialty, wood, and timber products
KIMBERLY-CLARK CORPORATION                                                 200,000             19,050,000
  Manufacturer of consumer paper products; newsprint
THE MEAD CORPORATION                                                       400,000             23,250,000
  Manufacturer of paper, lumber, and wood products
STORA KOPPARBERGS CLASS "B"                                                550,000              7,474,846
  Swedish manufacturer of forestry products
UNION CAMP CORPORATION                                                     300,000             14,325,000
  Producer of paper products, building materials, and chemicals                             -------------
                                                                                            $  88,324,846
                                                                                            -------------
PUBLISHING - 1.3%
ELSEVIER                                                                   650,000          $  10,981,890
  Dutch printer and publisher of professional trade
  journals and magazines worldwide
GANNET CO., INC.                                                           200,000             14,975,000
  Newspapers, radio and TV broadcasting
TRIBUNE CO.                                                                150,000             11,831,250
  Book and newspaper publisher, newsprint operations                                         ------------
                                                                                            $  37,788,140
                                                                                             ------------
REAL ESTATE INVESTMENT TRUSTS - 1.1%
HOMESTEAD VILLAGE, INC.*                                                    50,278          $     904,997
  Owner and manager of extended-stay lodging facilities
HOMESTEAD VILLAGE, INC. (WARRANTS)*                                         33,730                274,060
  Owner and manager of extended-stay lodging facilities
SECURITY CAPITAL INDUSTRIAL TRUST                                          400,000              8,550,000
  REIT operator of shopping centers
SECURITY CAPITAL PACIFIC TRUST                                             400,000              9,150,000
  REIT involved in multi-family residential properties
SECURITY CAPITAL US REALTY TRUST                                          1,000,000             12,800,000
  Book and newspaper publisher, newsprint operations                                         ------------
                                                                                             $ 31,679,057
                                                                                             ------------

----------
See footnotes on page 25.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1996

                                                     Shares
                                                   of Prin. Amt.       Value
                                                   -------------     ----------

RETAIL TRADE - 3.3%
MAY DEPARTMENT STORES COMPANY                       400,000 shs. $   18,700,000
  Department store chain
THE PEP BOYS - MANNY, MOE AND JACK                  400,000          12,300,000
  Retailer of automotive parts and accessories
TESCO PLC                                         1,478,000           8,972,661
  Food retailer in the UK
TOYS "R" US                                         300,000           9,000,000
  Retailer of toys and children's clothing
WAL-MART STORES, INC.                             1,000,000          22,875,000
  Discount retailer
WOOLWORTH CORPORATION*                            1,000,000          21,875,000
  Discount and variety retailer
                                                                 --------------
                                                                 $   93,722,661
                                                                 --------------
TRANSPORTATION - 1.3%
BURLINGTON NORTHERN SANTA FE                        200,000      $   17,275,000
  Operator of freight railroad systems
JURONG SHIPYARD LTD.                                425,000           2,140,943
  Ship repair company in Singapore
NORFOLK SOUTHERN CORPORATION                        200,000          17,500,000
  Railroad holding company, motor carrier
                                                                 --------------
                                                                 $   36,915,943
                                                                 --------------
TOTAL COMMON STOCKS
  (COST: $1,851,963,202)                                         $2,498,538,195
                                                                 --------------

CONVERTIBLE ISSUES - 3.1%

CONVERTIBLE DEBENTURES - 1.6%

AUTOMOTIVE AND RELATED - 0.4%
MAGNA INTERNATIONAL INC., 5%, 10/15/2002      $  10,000,000      $   11,500,000
                                                                 --------------
DIVERSIFIED - 0.4%
MASCOTECH INC., 4 1/2%, 12/15/2003               15,000,000      $   12,187,500
                                                                 --------------
FINANCE AND INSURANCE - 0.1%
LIBLIFE INTERNATIONAL, 6 1/2%, 9/30/2004          3,500,000      $    4,005,312
                                                                 --------------
MANUFACTURING AND
 INDUSTRIAL EQUIPMENT - 0.5%
TECO ELECTRICAL AND MACHINERY, 2 3/4%, 4/15/2004  3,000,000      $    2,238,750
TRIMAS CORPORATION, 5%, 8/1/2003                 10,000,000          11,000,000
                                                                 --------------
                                                                 $   13,238,750
                                                                 --------------
TRANSPORTATION - 0.2%
NIPPON YUSEN (Japan), 2%, 9/29/2000             505,000,000**    $    4,737,638
                                                                 --------------
TOTAL CONVERTIBLE DEBENTURES
  (COST: $42,489,670)                                            $   45,669,200
                                                                 --------------
----------
See footnotes on page 25.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1996

                                                     Shares
                                                   of Prin. Amt.       Value
                                                   -------------   ------------

CONVERTIBLE PREFERRED STOCKS - 1.5%

DIVERSIFIED - 0.6%
CORNING INC. (Delaware), 6%                         250,000 shs. $   15,906,250
                                                                 --------------

RETAIL TRADE - 0.5%
KMART FINANCING, 7 3/4%                             300,000      $   14,625,000
                                                                 --------------

STEEL - 0.4%
AK STEEL HOLDINGS CORPORATION, 7%                   350,000      $   12,337,500
                                                                 --------------

TOTAL CONVERTIBLE PREFERRED STOCKS
  (COST: $38,339,788)                                            $   42,868,750
                                                                 --------------

TOTAL CONVERTIBLE ISSUES
  (COST: $80,829,458)                                            $   88,537,950
                                                                 --------------

TRI-CONTINENTAL FINANCIAL DIVISION'DD' - 0.5%
  (COST: $13,593,470)                                            $  15,282,931
                                                                 --------------

SHORT-TERM HOLDINGS - 8.8%
CANADIAN IMPERIAL BANK OF COMMERCE,
Grand Cayman,
Fixed Time Deposit, 6 1/2%, 1/2/1997        $   127,000,000      $  127,000,000

NATIONAL WESTMINSTER BANK,Nassau,
Fixed Time Deposit, 6 1/2%, 1/2/1997            127,000,000         127,000,000
                                                                 --------------

TOTAL SHORT-TERM HOLDINGS
  (COST: $254,000,000)                                           $  254,000,000
                                                                 --------------

TOTAL INVESTMENTS - 99.4%
  (COST: $2,200,386,130)                                         $2,856,359,076


OTHER ASSETS LESS LIABILITIES - 0.6%                                 16,304,248
                                                                 --------------

NET INVESTMENT ASSETS - 100.0%                                   $2,872,663,324
                                                                 ==============

----------
*      Non-income producing security.
**     Principal amount reported in Japanese Yen.
'D'    Rule 144A security.
'DD'   Restricted securities.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION


STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 1996
ASSETS:
Investments at value:
 Common stocks (cost--$1,851,963,202) .......................       $2,498,538,195
 Convertible issues (cost--$80,829,458) .....................           88,537,950
 Tri-Continental Financial Division
  (cost--$13,593,470) .......................................           15,282,931
 Short-term holdings (cost--$254,000,000) ...................          254,000,000         $2,856,359,076
                                                                    --------------
Cash ........................................................                                  10,804,773
Receivable for dividends and interest .......................                                   6,679,014
Receivable for securities sold ..............................                                     900,575
Investment in, and expenses prepaid to, stockholder
 service agent ..............................................                                     447,795
Other .......................................................                                     482,883
                                                                                           --------------
TOTAL ASSETS ................................................                              $2,875,674,116
                                                                                           --------------
Liabilities:
Dividends payable ...........................................                              $      470,463
Accrued expenses, taxes, and other ..........................                                   2,540,329
                                                                                           --------------
TOTAL LIABILITIES ...........................................                              $    3,010,792
                                                                                           --------------
NET INVESTMENT ASSETS .......................................                              $2,872,663,324
  Preferred Stock, at $50 par value .........................                                  37,637,000
                                                                                           --------------
NET ASSETS FOR COMMON STOCK .................................                              $2,835,026,324
                                                                                           ==============
  Net Assets per share of Common Stock
  (market value--$24.125) ...................................                                      $29.28
                                                                                                   ======
STATEMENT OF CAPITAL STOCK AND SURPLUS DECEMBER 31, 1996
CAPITAL STOCK:
 $2.50 Cumulative Preferred Stock, $50 par value,
  asset coverage per share--$3,816.28
  Shares authorized--1,000,000; issued
  and outstanding--752,740 ..................................                              $   37,637,000
 Common Stock, $.50 par value:
  Shares authorized--99,000,000; issued
  and outstanding--96,836,874 ...............................                                  48,418,437

SURPLUS:
 Capital surplus ............................................                               2,052,146,885
 Undistributed net investment income ........................                                   1,361,782
 Undistributed net realized gain ............................                                  77,104,262
 Net unrealized appreciation of investments .................                                 654,159,615
 Net unrealized appreciation on translation of assets
  and liabilities denominated in foreign currencies* ........                                   1,835,343
                                                                                           --------------
                                                                                           $2,872,663,324
                                                                                           ==============

----------
* Includes unrealized appreciation on translation of investments denominated in foreign currencies of $1,813,331.
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996
INVESTMENT INCOME:
 Dividends ..................................................         $ 64,767,679
 Interest ...................................................           13,778,905
                                                                      ------------
TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES
  WITHHELD OF $760,915) .....................................                                $ 78,546,584

EXPENSES:
 Management fee .............................................         $ 11,136,312
 Stockholder account and
  registrar services ........................................            3,227,431
 Custody and related services ...............................              911,000
 Stockholder reports and
  communications ............................................              715,541
 Stockholders' meeting ......................................              311,685
 Directors' fees and expenses ...............................              186,994
 Auditing and legal fees ....................................              180,021
 Registration ...............................................               81,898
 Miscellaneous ..............................................              134,327
                                                                      ------------
TOTAL EXPENSES ..............................................                                  16,885,209
                                                                                             ------------
NET INVESTMENT INCOME .......................................                                $ 61,661,375*
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
 Net realized gain on investments ...........................         $273,265,510
 Net realized loss from foreign
  currency transactions .....................................             (122,163)
 Net change in unrealized appreciation
  of investments ............................................          163,203,213
 Net change in unrealized appreciation
  on translation of assets and liabilities
  denominated in foreign currencies .........................           (1,863,034)
                                                                      ------------
NET GAIN ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS ......................................                                 434,483,526
                                                                                             ------------
INCREASE IN NET INVESTMENT ASSETS
 FROM OPERATIONS ............................................                                $496,144,901
                                                                                             ============

------------
* Net investment income available for Common Stock is $59,939,001, which is net of Preferred Stock dividends of $1,881,850, and includes a portion of the net realized gain from foreign currency transactions of $159,476 which is taxable as ordinary income.
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS

                                                                           Year Ended December 31,
                                                                           -----------------------
                                                                           1996               1995
                                                                     --------------       -------------
OPERATIONS:
Net investment income ........................................       $   61,661,375       $   62,231,561
Net realized gain on investments .............................          273,265,510          219,387,584
Net realized gain (loss) from foreign
  currency transactions ......................................             (122,163)             730,636
Net change in unrealized appreciation
  of investments .............................................          163,203,213          301,589,307
Net change in unrealized appreciation on
  translation of assets and liabilities
  denominated in foreign currencies ..........................           (1,863,034)           1,694,560
                                                                     --------------       --------------
Increase in net investment
  assets from operations .....................................       $  496,144,901       $  585,633,648
                                                                     --------------       --------------

DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
  Preferred Stock (per share: $2.50 and $2.50) ...............       $   (1,881,850)      $   (1,881,850)
  Common Stock (per share: $.66 and $.73) ....................          (59,457,756)         (61,298,938)
                                                                     --------------       --------------
                                                                     $  (61,339,606)      $  (63,180,788)
Net realized gain on investments
  Common Stock (per share: $2.722 and $2.01) .................         (246,856,282)        (169,106,048)
                                                                     --------------       --------------
Decrease in net investment assets
  from distributions .........................................       $ (308,195,888)      $ (232,286,836)
                                                                     --------------       --------------

CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued
  at market price in gain distributions
  (7,302,117 and 5,310,869 shares) ...........................       $  177,343,090       $  120,158,419
Value of shares of Common Stock issued
  for investment plans (2,026,442 and 1,890,436 shares) ......           49,236,168           42,080,503
Cost of shares purchased
  for investment plans (2,017,316 and 1,837,697 shares) ......          (48,673,006)         (40,543,318)
Net proceeds from issuance of shares of
  Common Stock upon exercise of
  Warrants (13,447 and 4,470 shares) .........................               22,301                7,866
                                                                     --------------       --------------
Increase in net investment assets
  from capital share transactions ............................       $  177,928,553       $  121,703,470
                                                                     --------------       --------------
Increase in net investment assets ............................       $  365,877,566       $  475,050,282
NET INVESTMENT ASSETS:
Beginning of year ............................................        2,506,785,758        2,031,735,476
                                                                     --------------       --------------
End of year (including undistributed
  net investment income of $1,361,782
  and $880,537) ..............................................       $2,872,663,324       $2,506,785,758
                                                                     ==============       ==============

------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. Investments in stocks, bonds, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. The books and records of the Corporation are maintained in US dollars. The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollars at the closing daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

      The Corporation separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Corporation separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. The Corporation may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

d. There is no provision for federal income or excise tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

e. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

f. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net investment assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Corporation.

2. Under the Corporation's Charter, dividends on the Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation's option at any time on 30 days' notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

   The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 1996, 2,017,316 shares were purchased from Plan participants at a cost of $48,673,006, which represented a weighted average discount of 17.31% from the net asset value of those acquired shares. A total of 2,026,442 shares were issued to Plan participants during the year for proceeds of $49,236,168, a discount of 17.61% from the net asset value of those shares.

   At December 31, 1996, 212,711 shares of Common Stock were reserved for issuance upon exercise of 14,480 Warrants, each of which entitled the holder to purchase 14.69 shares of Common Stock at $1.53 per share. Assuming the exercise of all Warrants outstanding at December 31, 1996, net investment assets would have increased by $325,448 and the net asset value of the Common Stock would have been $29.22 per share. The number of Warrants exercised during the years 1996 and 1995 was 992 and 350, respectively.

3. Purchases and sales of portfolio securities, excluding USGovernment obligations and short-term investments, amounted to $1,361,048,511 and $1,526,999,673, respectively. At December 31, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, amounted to $691,971,062 and $35,998,116, respectively.

4. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Corporation and provides necessary personnel and facilities. Compensation of all officers of the Corporation, all directors of the Corporation who are employees or consultants of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation's daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the year ended December 31, 1996, was equivalent to an annual rate of 0.41% of the average daily net assets of the Corporation. Seligman Henderson Co. (the "Subadviser"), an entity owned 50% each by the Manager and Henderson plc, is entitled to a portion of the Manager's fee for acting as Subadviser for certain of the international investments of the Corporation.

   Seligman Data Corp., owned by the Corporation and certain associated investment companies, charged the Corporation at cost $3,196,856 for stockholder account services. The Corporation's investment in Seligman Data Corp. is recorded at a cost of $43,681.

   Certain officers and directors of the Corporation are officers or directors of the Manager, the Subadviser, and/or Seligman Data Corp.

   Fees of $85,000 were incurred by the Corporation for legal services of Sullivan & Cromwell, a member of which firm is a director of the Corporation.

   The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1996, of $444,923 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

5. At December 31, 1996, the Tri-Continental Financial Division of the Corporation was comprised of three investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships and stock, along with their cost and values at December 31, 1996, are as follows:


          INVESTMENTS                      ACQUISITION DATE(S)             COST                  VALUE
----------------------------------         ------------------           ----------            ----------
Water Street Corporate Recovery
 Fund I, L.P.                              10/9/90 to 7/22/96          $   918,502           $   916,794
WCAS Capital Partners II, L.P.             12/11/90 to 12/16/96          7,497,768             7,456,904
Whitney Subordinated Debt Fund, L.P.       7/12/89 to 12/30/96           5,177,200             6,909,233
                                                                       -----------           -----------
  Total                                                                $13,593,470           $15,282,931
                                                                       ===========           ===========


6. Following is a summary of unaudited quarterly results of operations, in thousands of dollars except for per share amounts:

                                                For Quarters Ended in the Year 1996
                                  ------------------------------------------------------------------
                                  March 31            June 30            Sept. 30            Dec. 31
                                  ---------          --------            --------            -------
Total investment income ......   $  17,998           $22,596             $ 20,659           $ 17,294
Net investment income for
 Common Stock ................   $  13,578           $17,969             $ 15,951           $ 12,282
 Per Common share ............       $0.15             $0.20                $0.18              $0.13
Net realized and unrealized
 investment gain .............    $151,454           $74,655             $ 53,426           $154,949
 Per Common share ............       $1.68             $0.83                $0.59              $1.72


                                                For Quarters Ended in the Year 1995
                                  ------------------------------------------------------------------
                                  March 31           June 30             Sept. 30            Dec. 31
                                  ---------          -------             --------           --------
Total investment income ......    $ 18,606          $ 20,059             $ 17,445            $20,629
Net investment income for
  Common Stock ...............    $ 14,661          $ 15,906             $ 13,331            $16,452
  Per Common share ...........       $0.17             $0.19                $0.16              $0.20
Net realized and unrealized
  investment gain ............    $132,012          $159,391             $118,105           $113,894
  Per Common share ...........       $1.56             $1.88                $1.39              $1.34

FINANCIAL HIGHLIGHTS

The Corporation's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the Corporation's beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment, assuming it was held throughout the year. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts.

     The total investment return based on market value measures the Corporation's performance assuming investors purchased shares of the Corporation at the market value as of the beginning of the period, invested dividends and capital gains paid as provided for in the Corporation's Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value per share on the last day of the period. The total investment return based on net asset value is similarly computed except that the Corporation's net asset value is substituted for the corresponding market value. The total investment return computations do not reflect any sales commissions investors may incur in purchasing or selling shares of the Corporation.

     Average commission rate paid represents the average commission paid by the Corporation to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for the period beginning January 1, 1996.

     The ratios of expenses to average net assets and net investment income to average net assets for the years presented do not reflect the effect of dividends paid to Preferred Stockholders.


                                                                     Year Ended December 31,
                                             --------------------------------------------------------------
                                               1996          1995         1994           1993          1992
                                             -------       -------       -------       -------       ------
PER SHARE OPERATING PERFORMANCE:
Net asset value,
 beginning of year ....................       $27.58        $23.70        $27.49        $28.03       $28.57
                                              ------        ------        ------        ------       ------
Net investment income .................          .68           .74           .83           .83          .81
Net realized and unrealized
 investment gain (loss) ...............         4.84          6.14         (1.69)         1.46         1.19
Net realized and unrealized gain (loss)
 on foreign currency transactions .....         (.02)          .03           .02            --           --
                                              ------        ------        ------        ------       ------
Increase (decrease) from
 investment operations ................         5.50          6.91          (.84)         2.29         2.00
Dividends paid on Preferred Stock .....         (.02)         (.02)         (.03)         (.03)        (.03)
Dividends paid on Common Stock ........         (.66)         (.73)         (.79)         (.80)        (.78)
Distribution from net gain realized ...        (2.72)        (2.01)        (1.90)        (1.80)        (.70)
Issuance of Common Stock
 in gain distributions ................         (.40)         (.27)         (.23)         (.19)        (.05)
Issuance of Common Stock
 upon Warrant exercise ................           --            --            --          (.01)          --
Issuance of Common Stock
 from exercise of Rights ..............           --            --            --            --         (.97)
Rights offering costs .................           --            --            --            --         (.01)
                                              ------        ------        ------        ------       ------
Net increase (decrease)
 in net asset value ...................         1.70          3.88         (3.79)         (.54)        (.54)
                                              ------        ------        ------        ------       ------
Net asset value,
 end of year ..........................       $29.28        $27.58        $23.70        $27.49       $28.03
                                              ======        ======        ======        ======       ======
Adjusted net asset value,
  end of year* ........................       $29.22        $27.52        $23.65        $27.42       $27.95
Market value, end of year .............       $24.125       $22.625       $19.875       $23.75       $25.50


----------
See page 33 for footnotes.


                                                                  Year Ended December 31,
                                          --------------------------------------------------------------------------
                                            1996              1995            1994            1993             1992
                                          ---------        ---------        --------         -------          ------
Total Investment Return:
Based upon market value .......            21.98%            27.95%          (5.07)%           3.47%           .61%'D'
Based upon net asset value ....            21.45%            30.80%          (2.20)%           8.95%          7.42%'D'

Ratios/Supplemental Data:
Expenses to average
  net assets ..................              .62%              .63%            .64%             .66%            .67%
Net investment income to
  average net assets ..........             2.27%             2.71%           3.08%            2.88%           2.86%
Portfolio turnover rate .......            53.96%            62.28%          70.38%           69.24%          44.35%
Average commission rate paid ..        $    .0478
Net investment assets,
  end of period (000s omitted):
  For Common Stock ............        $2,835,026        $2,469,149      $1,994,098       $2,166,212      $2,088,102

  For Preferred Stock .........            37,637            37,637          37,637           37,637          37,637
                                       ----------        ----------      ----------       ----------      ----------
Total net investment assets ...        $2,872.663        $2,506,786      $2,031,735       $2,203,849      $2,125,739
                                       ==========        ==========      ==========       ==========      ==========

----------
*   Assumes the exercise of outstanding warrants.
'D' The total investment returns for 1992 have been adjusted for the effect of the exercise of Rights (equivalent to approximately $0.97 per share), assuming full subscription by Common Stockholders.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS AND SECURITY HOLDERS,
Tri-Continental Corporation:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, and the statement of capital stock and surplus of Tri-Continental Corporation as of December 31, 1996, the related statements of operations for the year then ended and of changes in net investment assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the Corporation's custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Tri-Continental Corporation as of December 31, 1996, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
January 31, 1997

TRI-CONTINENTAL CORPORATION

BOARD OF DIRECTORS

FRED E. BROWN
DIRECTOR AND CONSULTANT,
 J. & W. Seligman & Co.
  Incorporated

JOHN R. GALVIN (2,4)
DEAN, Fletcher School of Law and
 Diplomacy at Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN (3,4)
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic
 Development
DIRECTOR, NYNEX
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (2,4)
CHAIRMAN AND CEO, Kerr-McGee
 Corporation
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
SENIOR PARTNER, Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum
 Corporation

BETSY S. MICHEL (2,4)
DIRECTOR OR TRUSTEE,
 Various Organizations

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
 J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3,4)
PARTNER, Pitney, Hardin, Kipp & Szuch,
 Law Firm
DIRECTOR, Public Service Enterprise Group

JAMES Q. RIORDAN (3,4)
DIRECTOR, The Brooklyn Union Gas
 Company
TRUSTEE, Committee for Economic
 Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RONALD T. SCHROEDER (1)
MANAGING DIRECTOR, J. & W. Seligman & Co.
 Incorporated

ROBERT L. SHAFER (3,4)
DIRECTOR OR TRUSTEE,
 Various Organizations

JAMES N. WHITSON (2,4)
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
 Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply
 Company

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT AND MANAGING DIRECTOR,
 J. & W. Seligman & Co. Incorporated
CHAIRMAN AND PRESIDENT, Seligman Data Corp.

----------
   Member:
     (1) Executive Committee
     (2) Audit Committee
     (3) Director Nominating Committee
     (4) Board Operations Committee

TRI-CONTINENTAL CORPORATION


EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

CHARLES W. KADLEC
VICE PRESIDENT

CHARLES C. SMITH, JR.
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

--------------------------------------------------------------------------------

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

SUBADVISER
Seligman Henderson Co.
100 Park Avenue
New York, NY 10017

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) TRI-1092      Stockholder
                    Services
(800) 445-1777      Retirement Plan
                    Services
(800) 622-4597      24-Hour Automated
                    Telephone Access Service

                          TRI-CONTINENTAL CORPORATION
                                   MANAGED BY

                                     [LOGO]


                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017


This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about management fees and other costs.



                                                                    CETRI2 12/96

PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits


        1. Financial Statements:

            Part A: Financial Highlights for the ten years ended December 31, 1996.

            Part B: The required financial statements are included in the Corporation's 1996 Annual Report, which is incorporated by reference into the Statement of Additional Information. These statements include: Portfolio of Investments at December 31, 1996; Statement of Assets and Liabilities at December 31, 1996; Statement of Capital Stock and Surplus, December 31, 1996; Statement of Operations for the year ended December 31, 1996; Statement of Changes in Net Investment Assets for the years ended December 31, 1996 and 1995; Table for the ten years ended December 31, 1996 under the caption "Senior Securities - $2.50 Cumulative Preferred Stock" in the Prospectus; Notes to Financial Statements; Financial Highlights for the ten years ended December 31, 1996; Report of Independent Auditors.

        2.  Exhibits:   All  Exhibits  have  been   previously   filed  and  are
        incorporated herein except those marked with an asterisk (*) which are filed herewith.

        a.     Amended and Restated Charter of Registrant.*

        b.     Restated By-laws of the Registrant.*

        d(1)   Specimen certificates of Common Stock.
               (Incorporated   by   Reference  to   Registrant's  Post-Effective
               Amendment  #1 filed on March 6, 1981.)

        d(2)   Specimen   certificates  of  $2.50  Cumulative  Preferred  Stock.
               (Incorporated   by  Reference  to   Registrant's   Post-Effective
               Amendment #1 filed on March 6, 1981.)

        d(3)   Specimen of Warrant of the Registrant.
               (Incorporated   by   Reference   to  Registrant's  Post-Effective
               Amendment  #1 filed on March 6, 1981.)

        d(4) Form of Subscription Certificate - Subscription Right for shares of Common Stock.
               (Incorporated by Reference to Registrant's Registration Statement filed on September 17, 1992.)

        d(5) The Registrant's Charter is the constituent instrument defining the rights of the $2.50 Cumulative Preferred Stock, par value $50, and the Common Stock of the Registrant. A copy of the Charter as now in effect is filed herewith.

        e. Registrant's Automatic Dividend Investment and Cash Purchase Plan is set forth in Registrant's prospectus which is filed as Part A of this Registration Statement.

        g(1) Amended Management Agreement between Registrant and J. & W. Seligman & Co. Incorporated.
               (Incorporated by Reference to Registrant's Registration Statement filed April 13, 1995.)

        g(2) Form of Subadvisory Agreement between the Manager and Seligman Henderson Co.
               (Incorporated by Reference to Registrant's Registration Statement filed April 13, 1995.)

        i(1) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Exhibit 7 of Post-Effective Amendment No. 21 to the Registration Statement of Seligman Frontier Fund, Inc. (No. 2-92487), filed on January 28, 1997.)

        i(2)   Deferred  Compensation  Plan for  Directors of Seligman  Group of
               Funds.*

        j Form of Custodian Agreement between Registrant and Investors Fiduciary Trust Company.*

        l.     Opinion and Consent of Counsel.*

        n.     Consent of Independent Auditors.*

        q(1) The Seligman IRA Plan Agreement and Disclosure Statement. (Incorporated by reference to Exhibit 14 of Pre-Effective Amendment No. 2 to the Registration Statement of Seligman Value Fund Series, Inc. (No. 333-20621), filed on April 17, 1997.)

        q(2) The Seligman Simple IRA Plan documents for employers (Incorporated by reference to Exhibit 14 of Pre-Effective Amendment No. 2 to the Registration Statement of Seligman Value Fund Series, Inc. (No. 333-20621), filed on April 17, 1997.)

        q(3) The Seligman Simple IRA Plan Agreement and Disclosure Statement for participants. (Incorporated by reference to Exhibit 14 of Pre-Effective Amendment No. 2 to the Registration Statement of Seligman Value Fund, Series (No. 333-20621), filed on April 17, 1997.)

        r. Financial Data Schedule meeting the requirements of Rule 483 under the Securities Act of 1933.*


    Other Exhibits:   Powers of Attorney*


Item 25.  Marketing Arrangements: Not Applicable

Item 26.  Other Expenses of Issuance and Distribution:

          Registration fees                                         $13,193.45
          NYSE listing fees                                             -0-
          Registrar fees                                                -0-
          Legal fees                                                    -0-
          Accounting fees                                               -0-
          Miscellaneous (mailing, etc.)                                 -0-

Item 27.  Persons  Controlled  by  or  Under  Common  Control  with  Registrant:
          Seligman Data Corp., a New York Corporation, is owned by the Registrant and certain associated investment companies. The Registrant's investment in Seligman Data Corp. is recorded at a cost of $43,681.

Item 28.  Number of Holders of Securities
          As of March 31, 1997:

          Title of Class                                 Number of Recordholders
          --------------                                 -----------------------
          $2.50 Cumulative Preferred                                707
          Common Stock                                           45,134
          Warrants                                                  179




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Item 29.  Indemnification:

          Reference is made to the provisions of Article Eleventh of Registrant's Amended and Restated Charter filed as an exhibit to this Registration Statement and Article II, Section 14 of Registrant's Restated By-laws filed as an exhibit to this Registration Statement.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of Investment Adviser: J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Manager"), is the Registrant's investment manager. The Manager also serves as investment manager to seventeen associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc.,
          Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., and Seligman Value Fund Series, Inc.

          Seligman Henderson Co. (the "Subadviser") also serves as subadviser to nine other associated investment companies. They are Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman Income Fund, Inc., certain portfolios of Seligman Portfolios, Inc., and Seligman Value Fund Series, Inc.

          The Manager and Subadviser have an advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager and the Subadviser, respectively, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by the Manager and the Subadviser, respectively, pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15798 and SEC File No. 801-40670, filed on August 7, 1996 and October 2, 1996, respectively).

Item 31.  Location of Accounts and Records:

              Custodian:    Investors Fiduciary Trust Company
                            127 West 10th Street
                            Kansas City, Missouri 64105

                                         AND

                            Tri-Continental Corporation
                            100 Park Avenue
                            New York, New York  10017




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Item 32.  Management  Services:  Seligman Data Corp.  ("SDC"),  the Registrant's
          shareholder service agent, has an agreement with First Data Investor Services Group ("FDISG") pursuant to which FDISG provides a data processing system for certain shareholder accounting and recordkeeping functions performed by SDC, which commenced in July 1990. For the last three years ended December 31, 1996, the approximate cost of these services on a yearly basis were as follows:

                                                 1996       1995        1994
                                                 ----       ----        ----
          Tri-Continental Common Stock        $249,000    $252,000   $250,773
          Tri-Continental Preferred Stock        3,900       3,900      4,597
          Tri-Continental Warrants               1,100       1,100      1,351
          Tri-Continental Rights                   -0-         -0-        -0-

Item 33.  Undertakings:

          I. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement.

          II.  The Registrant undertakes:

          (a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

                (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

                (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          (b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

          III. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's Statement of Additional Information.




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 23rd day of April, 1997.

                                                TRI-CONTINENTAL CORPORATION
                                                --------------------------------
                                                        (Registrant)

                                            By:       /s/  William C. Morris
                                                --------------------------------
                                                     William C. Morris, Chairman

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities indicated on April 23, 1997.

            Signature                              Title
            ---------                              -----
  /s/  William C. Morris             Chairman of the Board
-----------------------------
William C. Morris*                   (Principal executive officer) and Director

  /s/  Brian T. Zino                 Director and President
-----------------------------
Brian T. Zino

  /s/  Thomas G. Rose                Treasurer
-----------------------------
Thomas G. Rose

John R. Galvin, Director          )
Alice S. Ilchman, Director        )
Frank A. McPherson, Director      )
John E. Merow, Director           )
Betsy S. Michel, Director         )            /s/  Brian T. Zino
James C. Pitney, Director         )   -------------------------------------
James Q. Riordan, Director        )     * Brian T. Zino, Attorney-in-fact
Ronald T. Schroeder, Director     )
Robert L. Shafer, Director        )
James N. Whitson, Director        )





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                           TRI-CONTINENTAL CORPORATION

                                  EXHIBIT INDEX
                                  -------------

Form N-2 Item No.                      Description
-----------------                      -----------
24.2.a                                 Amended and Restated Charter

24.2.b                                 Restated By-laws

24.2.i(2)                              Deferred Compensation Plan for Directors

24.2.j                                 Form of Custodian Agreement

24.2.l                                 Opinion and Consent of Counsel

24.2.n                                 Consent of Independent Auditors

24.2.r                                 Financial Data Schedule

Other Exhibits                         Powers of Attorney


                            STATEMENT OF DIFFERENCES
                            ------------------------
              The dagger symbol shall be expressed as......... `D'
              The double dagger symbol shall be expressed as.. `DD'

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